UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

BRITTON & KOONTZ CAPITAL CORPORATION
(Name of Registrant as Specified in its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.) Title of each class of securities to which transaction applies:
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5.) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

1.) Amount previously paid:
2.) Form, Schedule or Registration Statement No.:
3.) Filing Party:
4.) Date Filed:

BRITTON & KOONTZ CAPITAL CORPORATION
500 Main Street
Natchez, Mississippi 39120

March 22, 2007

Dear Fellow Shareholder:

On behalf of the board of directors, we cordially invite you to attend the 2007 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation. The Annual Meeting will be held beginning at 3:30 p.m., local time, on Tuesday, April 24, 2007, in the lobby of the main office of Britton & Koontz Bank, N.A., 500 Main Street, Natchez, Mississippi. The formal notice of the Annual Meeting appears on the next page.

Enclosed is our proxy statement for the 2007 Annual Meeting, in which we seek your support for (1) the election as directors of those nominees named in the enclosed proxy statement, and (2) the adoption of the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan. This proxy statement and the accompanying proxy card are first being distributed to our shareholders on or about March 22, 2007. Our Annual Report on Form 10-K for the year ended December 31, 2006, which is our 2006 Annual Report, accompanies this proxy statement.

We urge you to review the proxy statement carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your board of directors recommends a vote “FOR” the election as directors of those nominees selected by our board of directors and named in the enclosed proxy statement and a vote “FOR” the approval of the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan.

We are gratified by our shareholders’ continued interest in Britton & Koontz, and are pleased that in the past so many of you have voted your shares. We look forward to seeing you at the Annual Meeting.

                        /s/ Robert R. Punches                                           /s/ W. Page Ogden
                        ___________________                                      _________________________
Robert R. Punches         W. Page Ogden
Chairman of the Board             President and Chief Executive Officer

BRITTON & KOONTZ CAPITAL CORPORATION
500 Main Street
Natchez, Mississippi 39120
___________

Notice of Annual Meeting of Shareholders
to be held on Tuesday, April 24, 2007
___________

Notice is hereby given that the Annual Meeting of Shareholders of Britton & Koontz Capital Corporation will be held beginning at 3:30 p.m., local time, on Tuesday, April 24, 2007, in the lobby of the main office of Britton & Koontz Bank, N.A., 500 Main Street, Natchez, Mississippi. The Annual Meeting has been called for the following purposes:

1.	To elect three Class II directors to serve until the expiration of their respective three-year terms in 2010 or until their successors are elected and qualified;

2.	To approve the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The board of directors has fixed the close of business on Friday, March 9, 2007, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. Your attention is directed to, and you are encouraged to carefully read, the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.

By Order of the Board of Directors

                                                                        /s/ Cliffie S. Anderson
                                                                        ___________________________
Cliffie S. Anderson, Corporate Secretary

Natchez, Mississippi
March 22, 2007

BRITTON & KOONTZ CAPITAL CORPORATION
___________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD TUESDAY, APRIL 24, 2007

This proxy statement is furnished to the shareholders of Britton & Koontz Capital Corporation in connection with the solicitation of proxies by the board of directors for use at the 2007 Annual Meeting of Shareholders to be held at 3:30 p.m., local time, on Tuesday, April 24, 2007, at the main office of Britton & Koontz Bank, N.A., 500 Main Street, Natchez, Mississippi, as well as in connection with any adjournments or postponements of that meeting. In this proxy statement, Britton & Koontz Capital Corporation is referred to as “we,” “our,” “us,” “B&K” or “the Company,” and Britton & Koontz Bank, N.A. is referred to as “the Bank.”

VOTING PROCEDURES

Who is soliciting proxies from the shareholders?

Our board of directors is soliciting the enclosed proxy. The proxy provides you with the opportunity to vote on the proposals presented at the annual meeting, whether or not you attend the meeting.

What will be voted on at the annual meeting?

The enclosed proxy provides the opportunity for you to vote on the following proposals:

1. The election of three Class II directors to serve until the expiration of their respective three-year terms, or until their successors are elected and qualified; and

2. The approval of the Britton & Koontz 2007 Long-Term Incentive Plan.

The proxy card also gives the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the annual meeting. In addition, for proxy cards that are signed but which do not contain voting instructions, the proxy card gives the proxy holders discretionary authority to vote the shares represented by the proxy card on the above proposals.

Who bears the cost of the proxy solicitation?

We bear the cost of solicitation of proxies, including expenses incurred in connection with preparing and mailing the proxy statement. The initial solicitation will be by mail. We have retained ADP Investor Communication Services to assist in the solicitation of proxies from banks, brokers and nominees of shareholders for the annual meeting. We estimate that ADP Investor Communication Services’ fees will not exceed $1,000, plus out-of-pocket costs and expenses.

Additionally, our directors, officers and regular employees may contact shareholders to request that they return their proxies; such contact may occur by means of the mail, telephone, the Internet or personal contact. A director, officer or regular employee will not receive any additional compensation for undertaking these efforts. We will also, in accordance with the regulations of the Securities and Exchange Commission, or SEC, reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on Friday, March 9, 2007, as the record date for our annual meeting. Only shareholders of record on that date are entitled to receive notice of and vote at the annual meeting. As of March 9, 2007, our only outstanding class of securities was common stock, $2.50 par value per share. On that date, we had 12,000,000 shares authorized, of which 2,117,966 shares were issued.

How many votes must be present to hold the annual meeting?

A “quorum” must be present to hold our annual meeting. A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. Your shares, once represented for any purpose at the annual meeting, are deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if you abstain from voting with respect to any matter brought before the annual meeting.

What vote is required for approval of proposals at the annual meeting?

For all proposals brought before this year’s annual meeting, except the election of directors, the proposal is approved if the votes cast in favor of the proposal are greater than the votes cast opposing the proposal. Our shareholders are entitled to one vote for each share held on all proposals.

How are directors elected?

At the annual meeting, you will consider a proposal to elect three Class II directors. Directors are elected by plurality vote. The candidates in each class who receive the highest number of votes cast, up to the number of directors to be elected in that class, are elected. Shareholders do not have the right to cumulate their votes in the election of directors.

How are votes cast?

You can vote either in person at the annual meeting (if you, rather than your broker, are the record holder of our common stock) or by proxy, whether or not you attend the annual meeting. To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and either return it in the enclosed postage-paid envelope in time for us to receive it prior to the annual meeting or attend the annual meeting and return the proxy at that time.

How will the proxy be voted, and how are votes counted?

When your proxy card is returned, properly signed and dated, the shares represented by the proxy will be voted as you instructed on the card at the annual meeting, including any adjournments or postponements of the meeting. If your proxy card is signed, but no instructions are given, the shares represented by the proxy will be voted at the annual meeting and any adjournments or postponements as follows:

•	“FOR” the election of nominees W. W. Allen, Jr., Craig A. Bradford, D.M.D. and Vinod K. Thukral, Ph.D., as Class II directors.

•	“FOR” the approval of the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan.

If you hold your shares in a broker’s name (sometimes called “street name” or “nominee name”), you must provide voting instructions to your broker. If you do not provide instructions to your broker, the shares will not be voted on any matter on which your broker does not have discretionary authority to vote, which generally includes non-routine matters. A vote that is not cast for this reason is called a “broker non-vote.” Broker non-votes will be treated as shares present for the purpose of determining whether a quorum is present at the meeting, but they will not be considered present for purposes of calculating the vote on a particular matter, nor will they be counted as a vote FOR or AGAINST a matter or as an abstention on the matter.

The election of directors is generally considered a routine matter for broker voting purposes. The authorization of an equity compensation plan, such as the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan, is generally not considered a routine matter for broker voting purposes. Thus, if you do not provide voting instructions to your broker with respect to the proposal to approve the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan, it is likely that your shares will not be voted on that proposal.

Under Mississippi law, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote “cast” and is counted neither “for” nor “against” the matter subject to the abstention.

How are shares in our ESOP voted?

If you are our employee or an employee of the Bank who participates in the Britton & Koontz Capital Corporation Employee Stock Ownership Plan, the “ESOP,” you can vote the number of shares of common stock allocated to you under the ESOP, determined as of the close of business on March 9, 2007. The trustee of the ESOP, the Bank, acts as a proxy and actually votes the shares. If you do not return a signed proxy card within the time required, the trustee will vote your ESOP shares in the manner it deems to be in the best interests of the plan and its participants. If you sign and return the proxy card for your ESOP shares, but give no specific voting instructions, the trustee will vote the shares represented by the proxy at the annual meeting and any adjournments or postponements in the manner described in the question immediately above.

Can a proxy be revoked?

Yes. You can revoke your proxy at any time before it is voted. You revoke your proxy either by giving written notice to our Corporate Secretary before the annual meeting or by granting a subsequent proxy. If you, rather than your broker, are a record holder of our stock, a proxy can also be revoked by appearing in person and voting at the annual meeting. Written notice of the revocation of a proxy should be delivered to the following address: Cliffie S. Anderson, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

STOCK OWNERSHIP

Does any person or group own 5% or more of our common stock?

The following table sets forth information regarding the beneficial ownership of our common stock as of March 9, 2007, by each person or entity, including any group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act”), known to us to be the beneficial owner of 5% or more of our outstanding common stock. Information regarding the Employee Stock Ownership Plan (ESOP) is also included. Beneficial ownership has been determined under Rule 13d-3 promulgated under the Exchange Act.

                                                                                                          Number of Shares
Beneficially   Percent
Name and Address        Owned                     of Class(1)

Hot Creek Capital, L.L.C., Hot Creek Investors, L.P.
and David M. W. Harvey (2)                                                                  148,742                          7.0%
6900 South McCarran Blvd., Suite 3040
Reno, Nevada 89509

Britton & Koontz Capital Corporation Employee
Stock Ownership Plan(3)                                                                           89,733                          4.2%
500 Main Street
Natchez, Mississippi 39120
______________

(1) Based upon 2,117,966 shares of our common stock outstanding as of March 9, 2007.

(2) Based on a Schedule 13G jointly filed by Hot Creek Investors, L.P. (“HC-LP”), Hot Creek Capital, L.L.C. (“HC-GP”) and David M. W. Harvey (“Harvey”) on June 26, 2006, with the Securities and Exchange Commission. HC-LP holds the shares of our common stock listed on such Schedule 13G. HC-GP is the General Partner of HC-LP, and Harvey is the principal member of HC-GP. In these capacities, HC-GP and Harvey share voting and dispositive power with respect to shares held by HC-LP.

(3) The Bank acts as trustee of the ESOP. All of the shares held in the ESOP are allocated to individual participant accounts. The trustee generally votes the shares in accordance with instructions it receives from the participants, as described in the question “How will the proxy be voted, and how are votes counted?” under the heading “Voting Procedures.”

How much stock is beneficially owned by our directors and executive officers?

The following table sets forth, as of March 9, 2007, the number of shares of our common stock beneficially owned by (1) all directors and nominees for director, (2) the named executive officers, and (3) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws). The address of each director and executive officer is the address of our executive offices.

Number of Shares
Beneficially   Percent of
    Owned(1)                     Class(2)
Directors and Nominees
W. W. Allen, Jr.(3)                                                                                      4,184                              *
Craig A. Bradford, D.M.D.(4)                                                                  23,412                           1.1%
A. J. Ferguson                                                                                          12,338                              *
George R. Kurz                                                                                           3,500                               *
Bethany L. Overton                                                                                   3,188                               *
R. Andrew Patty II(5)                                                                                 9,486                               *
Robert R. Punches                                                                                   11,044                               *
Vinod K. Thukral, Ph.D.(6)                                                                       44,018                           2.1%

Named Executive Officers
W. Page Ogden(7)                                                                                    58,944                            2.8%
William M. Salters(8)                                                                                  3,954                              *
Jarrett E. Nicholson(9)                                                                                2,151                              *

Directors and executive officers as a group
(11 persons)(10)                                                                                      176,219                            8.3%
______________
* Less than one percent.

(1) Includes shares as to which the named individual, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has beneficial ownership, the right to acquire beneficial ownership within 60 days of March 9, 2007, or shares voting power and/or investment power as these terms are defined in Rule 13d-3 of the Exchange Act. Also includes shares allocated to participant accounts under the ESOP, with respect to which each individual has voting power.

(2) Based upon 2,117,966 shares of our common stock outstanding as of March 9, 2007.

(3) Includes 20 shares held by Mr. Allen as custodian for his son and 20 shares owned by his wife, of which he disclaims beneficial ownership.

(4) Includes 2,901 shares owned by Mr. Bradford’s wife, of which he disclaims beneficial ownership.

(5) Includes 4,432 shares held in an IRA.

(6) Includes 15,810 shares held by Thukral Holdings, LLC over which Dr. Thukral has sole voting power. Also includes 1,000 shares owned by Dr. Thukral’s wife and 703 shares owned by his daughter, of which he disclaims beneficial ownership.

(7) Includes 9,900 shares that Mr. Ogden may acquire pursuant to currently exercisable stock options, 14,413 shares held in an IRA, and 11,387 shares which have been allocated to Mr. Ogden’s account in the ESOP.

(8) Includes 1,100 shares that Mr. Salters may acquire pursuant to currently exercisable stock options and 2,804 shares which have been allocated to Mr. Salters’ account in the ESOP.

(9) Includes 413 shares that Mr. Nicholson may acquire pursuant to currently exercisable stock options and 1,738 shares which have been allocated to Mr. Nicholson’s account in the ESOP.

(10) To the extent that any shares of common stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, our directors, executive officers and any person beneficially owning more than 10% of our common stock are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during 2006, any Form 5 and amendments thereto furnished to us with respect to fiscal year 2006, and certain written representations made by our directors and officers, we believe that during 2006, our officers and directors complied with all applicable Section 16(a) filing requirements.

BOARD OF DIRECTORS

How many directors serve on the board, and who are the continuing directors?

Effective as of the annual meeting, a total of eight directors serve on our board; they also serve on the board of directors of the Bank. There are three classes of directors, with two directors in Class I, three directors in Class II and three directors in Class III. The current term of office for our Class II directors expires at the current annual meeting, while the current term of office for our Class I directors expires at the 2009 annual meeting, and the current term of office for our Class III directors expires at the 2008 annual meeting.

		Director
Name	Age	Since	Business Experience During Past Five Years

Bethany L. Overton (Class I)	69	1989
Mrs. Overton is the President of Lambdin- Bisland Realty Co., a real estate company. Mrs. Overton was previously a partner in Access Travel, a travel agency, and the Vice President of Oilwell Acquisition Co., an oil operating and production company from 1986 through 1996.

Robert R. Punches (Class I)	57	1985	Mr. Punches is the Chairman of the Company’s Board and is a partner in the Natchez law firm of Gwin, Lewis & Punches, LLP. Mr. Punches is also a partner/member of various timber management companies.

W. W. Allen, Jr. (Class II)	55	1989
Mr. Allen is President of Allen Petroleum Services, Inc., an oil and gas exploration and petroleum land services company. Mr. Allen is also a partner in various timber management companies and an officer in Dutch Ann Foods, Inc., a pie shell and tart business. Mr. Allen is also the Chairman of the Natchez Adams County Development Authority.

Craig A. Bradford, D.M.D. (Class II)	51	1989
Dr. Bradford is a dentist engaged primarily in pediatric dentistry. He is also a partner in various timber management companies and is an officer of Mount Olive Farms, LLC, a firm that raises cattle and show horses.

Vinod K. Thukral, Ph.D. (Class II)	62	2001
Dr. Thukral is a manager of VT Venture Group, LLC, a company attempting to organize a bank in California. He was formerly a director of Louisiana Bancshares, Inc., and is a retired university professor.

A. J. Ferguson (Class III)	71	1982
Mr. Ferguson is a self-employed certified petroleum geologist. He also is a director and Treasurer of Energy Drilling Co., an oil well drilling company, and the Secretary of Highland Corp., a land-lease company.

George R. Kurz (Class III)	52	2005	Mr. Kurz is a principal and vice president of Kurz & Hebert, a company engaged in the sales, leasing and management of real property, and a board member of the Baton Rouge Chamber of Commerce

R. Andrew Patty II (Class III)	41	2001
Mr. Patty is a patent attorney and a member of Sieberth & Patty, LLC, a law firm in Baton Rouge, Louisiana. Mr. Patty is also a member and co-manager of S&P Realty LLC, a real estate company, and a member of DM Properties, LLC, a real estate holding company.

Are the directors independent?

Our board has determined that each of W. W. Allen, Jr., Craig A. Bradford, D.M.D., A. J. Ferguson, George R. Kurz, Bethany L. Overton, R. Andrew Patty II, Robert R. Punches and Vinod K. Thukral, Ph.D., is an “independent director” as defined under Rule 4200(a)(15) of the Nasdaq Marketplace Rules. This constitutes a majority of the members of our board. There are no family relationships between any director, executive officer or person nominated to become a director.

In addition to the indebtedness of some of our directors to the Bank described in this section below under the question “Are directors and other officers indebted to the Bank?,” the board considered other relationships between our directors and us or the Bank when determining each director’s status as an “independent director” under Rule 4200(a)(15) of the Nasdaq Marketplace Rules. In particular, the board noted that from May 2004 to May 2006, Mr. Patty held the title as our vice president. Mr. Patty was given this title so that, in the event that our signature was required on a legal document in addition to the Chief Executive Officer’s signature and our Secretary/Treasurer was not available or permitted to provide such signature, he could provide the required signature. Mr. Patty was never required to sign any document for us as a vice president during his tenure as such, nor did he perform (nor was he expected to perform) any other duties or responsibilities for us. Mr. Patty, who was actively engaged in the practice of law over the relevant time period, did not receive any compensation in connection with his office. At no time did we consider Mr. Patty our employee or an employee of the Bank. Based on these facts, the board of directors determined that Mr. Patty was an “independent director” as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules, notwithstanding that he held the title of vice president.

The board also considered the relationship between the Bank and the law firm of Gwin, Lewis & Punches, LLP, of which Robert R. Punches is a partner. Gwin, Lewis & Punches, LLP provided legal services to us and to the Bank during 2006, and we expect such relationship to continue in 2007. The board determined that this relationship did not affect Mr. Punches’ status as an “independent director.”

How are directors compensated?

Directors are compensated in the form of cash fees and retainer; they do not receive options or other equity compensation or participate in any retirement or similar benefit plan maintained by us or the Bank. During 2006, each director received an annual retainer of $9,600 for service as a member of our board. The Chairman of the board received an additional fee of $9,600 for service as a member of the board. The Vice-Chairman of the board received an additional fee of $7,200 for his service. In addition to these amounts, each non-employee director serving on the board’s executive, audit, nominating and compensation committees received a monthly fee of $150. The audit committee chairman also received an additional monthly fee of $400 for his service. The Bank paid a monthly fee of $50 for service on its trust committee, a monthly fee of $150 for service on its asset and liability management committee and a monthly fee of $150 for service on its loan committee.

The following table sets forth the compensation for our non-employee directors paid with respect to our 2006 fiscal year. The compensation committee of the board of directors is responsible for establishing the level of director compensation. For more information regarding the composition and responsibilities of this committee, please refer to the question “Who is responsible for determining compensation?” in the “Compensation Discussion And Analysis” section below.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Robert R. Punches	$ 31,550	$31,550
R. Andrew Patty II	23,450	23,450
W. W. Allen, Jr.	22,350	22,350
Craig A. Bradford, D.M.D	16,400	16,400
A. J. Ferguson	18,750	18,750
George R. Kurz	17,050	17,050
Bethany L. Overton	16,650	16,650
Vinod K. Thukral, Ph.D.	15,550	15,550

How many meetings did the board hold during 2006?

During the fiscal year ended December 31, 2006, the board of directors met 15 times. Each director attended at least 75% of the aggregate of all meetings held by the board and the committees on which he or she served. The members of the board who are “independent directors” under Nasdaq Rule 4200(a)(15) met in executive session five times in 2006.

The board of directors has no written policy as to its members’ attendance at the annual meeting of shareholders; however, it is the practice of board members to attend the annual shareholders meetings. Last year, the entire board attended the annual shareholders meeting, and we expect all of our directors to attend this year’s meeting.

How may a shareholder communicate with the board?

The board has not adopted a formal procedure that shareholders must follow to send communications to it. However, we have an unwritten “open door” policy for our customers and shareholders, which we believe satisfactorily ensures that the views of shareholders are heard by the board or individual directors, as applicable. The board does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the board by contacting any of our executive officers, our outside general counsel, Robert R. Punches, or our President, W. Page Ogden, in any one of the following ways:

•	In writing, to Britton & Koontz Capital Corporation, Attn: W. Page Ogden,
500 Main Street, Natchez, Mississippi 39120;
•	By e-mail, at corporate@bkbank.com; or
•	By phone, at (601) 445-5576 or facsimile, at (601) 445-2481.

Mr. Ogden will forward written and e-mail correspondence to the appropriate addressee. If a shareholder requests information or asks questions that can be more efficiently answered by management, management will respond without consulting the board of directors. Any shareholder communication concerning employee fraud or accounting matters will be forwarded to the audit committee. Any communication relating to corporate governance or requiring action by the board will be forwarded to the full board.

What are the board’s policies and procedures regarding the review, approval or ratification of related person transactions?

The board of directors has adopted a related person transaction policy, entitled “Policy and Procedures With Respect To Related Person Transactions” (referred to as the “Related Person Policy”). The Related Person Policy is administered by our audit committee. It covers any transaction, relationship or arrangement (or series of transactions, relationships or arrangements) (1) in which we or any of our subsidiaries participate or will participate, (2) where the amount involved exceeds $50,000, and (3) in which any of the following persons or entities (referred to as “related persons”) has or will have a direct or indirect material interest: (1) any of our directors, executive officers, or any owner of 5% or more of our securities, (2) any immediate family member of any of the foregoing persons, or (3) any firm or other entity in which any of the foregoing persons is a partner, principal or holder of a 5% or greater beneficial ownership interest. Any covered transaction, relationship or arrangement is referred to as a “related person transaction.”

Pursuant to the Related Person Policy, the audit committee requires our directors and executive officers to compile a list of all related persons of the director or executive officer. Such information is also requested from owners of greater than 5% of our common stock. Nominees for election as a director and persons appointed as directors or executive officers also must compile a list of related persons for the audit committee. The directors and executive officers must provide the audit committees with updates of their list of related persons when necessary. The audit committee, in its discretion, may also examine publicly-available information to ensure that each list of related persons is accurate and complete.

Once a master list of related persons is prepared, the audit committee distributes this list to the loan committee and to our chief financial officer, who will distribute the list to such other individuals as he deems appropriate. The loan committee and other individuals then use this master list to determine if any existing or proposed transaction is a related person transaction. If a proposed related person transaction is identified, then the audit committee gathers information about the transaction, including, among other things, (1) the related person involved, (2) the material facts of the proposed transaction, including the amount involved, (3) the benefits of the transaction to us, (4) the availability of other sources of comparable products or services, and (5) an assessment of whether the terms of the proposed transaction are comparable to those available to unrelated third parties. With this information, the audit committee determines whether the proposed related person transaction should be approved. If an audit committee member has an interest in the subject transaction, he or she is not permitted to participate in the review of the transaction. Under the Related Person Policy, the audit committee may only approve a related person transaction that is in, or at least not inconsistent with, the best interests of us and our shareholders.

If the loan committee or any other person becomes aware of an ongoing related party transaction that the audit committee has not approved, then information about the transaction similar to that described above will be compiled. The audit committee will then determine whether the transaction should be ratified or, if possible, amended or terminated. If the related person transaction is already complete, the committee must determine whether it is appropriate to attempt to rescind the transaction. Under the Related Person Policy, the audit committee must request our chief financial officer to review our controls and procedures to ascertain why the related person transaction was not submitted to the audit committee for its prior approval.

Finally, under the Related Person Policy, the audit committee is charged with reviewing annually any previously approved or ratified related party transaction that has a remaining term of more than six months or has remaining amounts payable greater than $25,000. Based on this review, the audit committee must determine whether it is in the best interests of us and our stockholders to continue, modify or terminate any ongoing related person transaction.

What related person transactions involve the board of directors?

In 2006, we did not engage in any related person transactions that are required to be disclosed under applicable SEC regulations, other than indebtedness transactions described immediately below.

Are our directors or executive officers indebted to the Bank?

Certain of our directors and officers, businesses with which they are associated and members of their immediate families are customers of the Bank and had transactions with the Bank in the ordinary course of its business in 2006. In the opinion of the board of directors, these transactions were made in the ordinary course of business and were made on substantially the same terms (including, in the case of loan transactions, interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. The board believes that any loan transactions between the Bank and our directors or officers do not involve more than the normal risk of collectibility or present other unfavorable features.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors and the board of directors of the Bank have established various joint committees, including the executive committee, the audit committee, the nominating committee, the compensation committee, the trust investment committee, the asset/liability management committee and the director’s loan committee. The composition and functions of the audit and nominating committees are described in more detail below. The composition and functions of the compensation committee are described in the question “Who is responsible for determining compensation?” under the heading “Compensation Discussion and Analysis” below.

Who serves on the audit committee, and what are its responsibilities?

Messrs. Allen (Chairman), Bradford, Patty and Thukral are members of the audit committee. No member of the audit committee is our employee or an employee of the Bank. Each member of the audit committee is an “independent director” as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules and meets the criteria for independence under Rule 10A-3 promulgated under the Exchange Act.

Although the board has determined that Mr. Thukral meets the “financial sophistication” requirements under Rule 4350(d) of the Nasdaq Marketplace Rules, the board has determined that none of the current members of the audit committee qualify as an “audit committee financial expert” as such term is defined under SEC regulations. Since the 2004 annual meeting, the board of directors has searched within our local markets to locate an individual who would satisfy both the SEC’s criteria for financial experts and the board’s director qualifications and who was otherwise willing to serve on our board. Our headquarter location outside of a major metropolitan area, among other factors, contributed to the board’s inability to find a suitable candidate. The board intends in 2007 to continue its search to identify an individual willing to serve on the board who meets the criteria for an audit committee financial expert and the board’s director qualifications. If an individual is identified, the board will first be able to increase its size and appoint an individual qualifying as an audit committee financial expert to the board, and subsequently the audit committee, at the 2008 annual meeting.

The audit committee has adopted a written charter that governs its operations. Although a copy of the audit committee charter is not available on our website, a copy of the charter is attached as Appendix A to this proxy statement.

The purpose of the audit committee is to oversee our financial reporting process on behalf of the board. The audit committee has sole authority to select, evaluate, appoint and replace the independent auditor and to approve in advance all audit engagement fees and terms and non-audit engagements with the independent auditors. The audit committee’s other duties and responsibilities include assisting the board relating to:

•	Monitoring the integrity of our financial statements and financial reporting process and our systems of internal accounting and financial controls;
•	The performance of the internal audit function;
•	The annual independent audit of our financial statements and the evaluation of the independent auditors’ qualifications, independence and performance;
•	Our compliance with legal and regulatory requirements, including our disclosure controls and procedures; and
•	The fulfillment of the other responsibilities set out in the audit committee charter.

In addition, the audit committee is responsible for establishing procedures for (1) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by our employees of any concerns regarding questionable accounting or auditing matters.

During 2006, the audit committee held seven meetings.

Who serves on the nominating committee, and what are its responsibilities?

The current members of the nominating committee are Messrs. Allen, Ferguson, Patty and Punches (Chairman), each of whom is an “independent director,” as that term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The nominating committee has adopted a charter. Although a copy of the charter is not available on our website, a copy was attached as Appendix B to our proxy statement for our 2006 annual meeting and is available on request. To request a copy of the charter of the nominating committee, you should contact Ms. Cliffie S. Anderson, Corporate Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

The nominating committee met two times in 2006.

The nominating committee interviews, evaluates, nominates and recommends individuals for membership on our board of directors and the committees of the board. In assessing potential new directors, the nominating committee specifically looks at the candidate’s qualifications in light of our needs at that time, given the then-current mix of director attributes.

Any potential director must possess certain minimum qualifications, qualities and skills that are necessary for election as a director. First, a candidate must meet the eligibility requirements set forth in our bylaws. Next, candidates for director must also satisfy the following criteria:

•	The “independence” of the candidate under Rule 10A-3 promulgated under the Exchange Act and for purposes of Rule 4200(a)(15) of the Nasdaq Marketplace Rules;
•	Significant business experience in banking, or in marketing, financial, legal, accounting or other professional disciplines;
•	Familiarity with and participation in the local community;
•	Prominence and a highly-respected reputation in their profession;
•	A record of honest and ethical conduct, personal integrity and independent judgment;
•	The ability to represent the interests of our shareholders; and
•	Sufficient time available to devote to board activities and to enhance their knowledge of our industry.

The approval of the nominating committee is necessary for the candidate to be selected as a nominee for election to the board. Nominees for election to the board of directors are proposed to the board from various sources, including management and members of the board of directors. The nominating committee will also consider candidates recommended by shareholders. Such recommendations should be made in writing and delivered to the nominating committee at the following address: Corporate Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

Recommendations for director candidates for the 2008 annual meeting must be received by the Corporate Secretary within the time periods set forth under the heading “Shareholder Proposals for the 2008 Annual Meeting” below. As provided in our bylaws, the shareholder’s notice must set forth as to each nominee:

•	The reason for making such nomination;
•	All arrangements or understandings between the recommending shareholder and the nominee;
•	All information relating to such nominee that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act; and
•	The nominee’s written consent to being named in the proxy statement and to serve as a director if elected.

The shareholder’s notice must also set forth the name and address of the nominating shareholder and the class and amount of such shareholder’s beneficial ownership of our stock, including evidence to support the shareholder’s ownership of such shares. If a shareholder intends to recommend a nominee for election as director or proposes any other business for consideration at an annual meeting on behalf of the beneficial owner of the shares that the recommending shareholder is the record owner of, the recommending shareholder must also provide the name and address of such beneficial owner, as well as the class and number of shares of our stock owned by such beneficial owner. The board may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the board does not perceive a need to increase the size of the board. When it considers an unsolicited recommendation, the board uses the same criteria as the nominating committee to evaluate the recommended candidate.

EXECUTIVE OFFICERS

Who are our executive officers?

W. Page Ogden, William M. Salters and Jarrett E. Nicholson are our only executive officers. The following table sets forth certain information with respect to them. Mr. Ogden has entered into an employment agreement with us, while Mr. Salters and Mr. Nicholson are appointed annually by the board of directors and serve at the discretion of the board.

	Officer
Name	Since	Age	Position with the Company

W. Page Ogden	1988	60	President and Chief Executive Officer of the Company and the Bank.

William M. Salters	2004	51	Chief Financial and Accounting Officer and Treasurer of the Company and the Bank.

Jarrett E. Nicholson	2006	36	Chief Operating Officer and Chief Credit Policy Officer of the Company and the Bank

The following is a brief summary of the business experience of Mr. Ogden, Mr. Salters and Mr. Nicholson:

W. Page Ogden has served as the Bank’s President and Chief Executive Officer since May of 1989. He joined the Bank in February of 1988 and served as the Bank’s Senior Vice President and Senior Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana. Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for 13 years prior to joining the Bank.

William M. Salters has served as the Bank’s Chief Financial Officer since June, 2004. He joined the Bank in July of 1993 when we acquired Natchez First Federal Savings Bank. Since then he has served as the Bank’s Vice President in charge of credit administration and Senior Vice President and Controller in charge of financial and regulatory reporting. Mr. Salters was previously employed by Natchez First Federal Savings Bank where he served as Vice President and Treasurer in charge of various areas including accounting, loan servicing and teller administration.

Jarrett E. Nicholson has served as Chief Operating Officer and Chief Credit Policy Officer since April, 2006. He joined the Bank in September, 1993 and served in various capacities at the Bank until he assumed his current position. Prior to becoming Chief Operating Officer and Chief Credit Policy Officer, Mr. Nicholson served as a Senior Vice President and Regional Credit Officer for the Bank.

EXECUTIVE COMPENSATION

 Discussion and Analysis

This Compensation Discussion and Analysis section, or CD&A, describes the compensation program for our named executive officers, or NEOs. Our NEOs are Mr. Ogden, Mr. Salters and Mr. Nicholson. As more fully described below, our compensation committee is charged with establishing, reviewing and administering our executive compensation program, including making all decisions about the compensation of our named executives.

Who is responsible for determining compensation?

The compensation committee is responsible for determining the compensation of our named executives and our directors. The committee consists of A. J. Ferguson, R. Andrew Patty II, Vinod K. Thukral, Ph.D. and Robert R. Punches, who is the chairman. Each member of the compensation committee is an “independent director,” as defined under Rule 4200(a)(15) of the Nasdaq Marketplace Rules. Each member is also a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act, and, with the exception of Mr. Punches, each qualifies as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

The compensation committee has adopted a written committee charter that details its authority, powers and responsibilities. Although a copy of the charter is not available on our website, we attached a copy of the charter as Appendix A to our proxy statement for our 2006 annual meeting. A copy of the charter is available upon request. If you would like a copy of the compensation committee charter, you should contact Ms. Cliffie S. Anderson, Corporate Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120. The committee periodically reviews the charter and makes such revisions as it deems appropriate. The charter was adopted on August 16, 2005.

The compensation committee meets with the frequency necessary to perform its duties and responsibilities. The committee met two times during 2006.

Role of Our Officers. Our executive officers compile and provide information, make recommendations for the committee’s consideration and assist in the management and administration of our executive benefit plans. Their responsibilities may include, but are not limited to, the following:

•	Recommending pay levels and grants and awards for key executive officers, other than our chief executive officer;
•	Recommending changes to ensure that our compensation programs remain competitive and aligned with our objectives; and
•
Providing information to the committee, including but not limited to (1) information concerning Company and individual performance, (2) information concerning the attainment of our strategic objectives, (3) the common stock ownership of each executive and his option holdings, (4) equity compensation plan dilution, and (5) peer group compensation and performance data.

Our executive officers may attend the meetings of the committee, at its request, except that Mr. Ogden is not present during the final deliberations of his compensation. A portion of one of the committee’s meetings in 2006 was an executive session during which none of our executive officers was present.

Using Compensation Consultants. Although the compensation committee has the authority to engage one or more compensation consultants, it did not do so in 2006.

What are the objectives of our compensation program?

The fundamental purpose of our executive compensation program is to assist us in achieving our financial performance goals and strategic objectives, which during 2006 were growth in earnings per share, reduction of non-interest expenses, increasing the Bank’s commercial loan portfolio, and increasing the franchise value of our Baton Rouge branch. Our compensation program has three basic goals that are intended to advance our goals and objectives:

•	To retain and motivate our executive officers, including the named executives;
•	To reward our executives upon the achievement of measurable corporate, business unit and individual performance goals and progress toward our quantitative strategic objectives; and
•	To align each executive’s interests with the creation of shareholder value.

What are the specific elements of the compensation program, and what are they intended to address and reward?

Our compensation program includes four elements:

•
Base salary: This element is intended to directly reflect an executive’s job responsibilities and his value to us. We use this element to retain our executives and, to some extent, acknowledge each executive’s individual efforts in furthering our strategic objectives.

•
Annual short-term cash incentives: This annual cash bonus is one of the performance-based elements of our compensation. It is intended to motivate our executives and to provide an immediate reward for short-term (annual) performance.

•
Equity-based incentives: Grants of stock options is the method we use to align the interests of our named executives with the interests of our shareholders; the grants are another element of performance-based compensation.

•
Perquisites, welfare benefits and retirement plans: These benefits and plans are intended to retain our executives, by ensuring that our compensation program is competitive and provides an adequate opportunity for retirement savings.

Do we “benchmark” total compensation or any element of compensation?

No, we do not believe it is appropriate to determine total compensation, or any element of compensation, based primarily on benchmarking, which is the practice of setting compensation based upon the compensation practices of other companies similar in size, industry and other characteristics. We do review information about compensation practices at other financial institutions to maintain our compensation at competitive and responsible levels. In 2006, we reviewed the surveys of salary and bonus compiled by each of the Mississippi Bankers Association and the Louisiana Bankers Association to assist the committee in determining the appropriate salary levels for all of our officers and employees, including the named executives.

How are the relative amounts of each element of compensation determined?

The compensation committee does not use a specific formula to determine the amount allocated to each element of our compensation program. Instead, the committee makes individual compensation decisions that provide significant exposure to equity and a substantial performance based component. Given our performance goals and strategic objectives, the committee tends to favor compensation elements that are intended to induce short-term performance. In determining the amount of total compensation to be paid in the form of equity or cash, the committee considers with respect to each executive his current holdings of our common stock, including equity awards, and the dilution created by these awards. The committee has not otherwise adopted specific stock ownership or holding guidelines that would affect this determination.

For fiscal year 2006, none of our named executives was granted equity compensation; approximately 17.8% of each executive’s total compensation related to short-term performance.

How is base salary determined and adjusted?

Considerations. The committee reviews and adjusts base salary annually. Adjustments are based upon a variety of factors, including individual, Company and Bank performance, measured against quantitative and qualitative goals and objectives, and each executive’s duties and responsibilities.

Fiscal Year 2006 Decisions. The 2006 base salary of our named executives is included in the Summary Compensation Table that follows this CD&A. For 2006, base salaries increased on average by $24,500, or 22.1%, over average base salaries paid in 2005. The primary factors evaluated by the committee in connection with these increases were (1) our growth in earnings per share and our reduction of non-interest expense, especially with respect to salary and benefit expenses, from 2005 to 2006, (2) the increase in the percentage of commercial loans in our loan portfolio, (3) the increase in the franchise value of our Baton Rouge branch, (4) our upgrade of our plant and equipment, (5) to a lesser extent, compensation levels at companies in our peer group and (6) new increased responsibilities for Salters and Nicholson.

Fiscal Year 2007 Decisions. The committee has set the following base salaries for 2007, which represent an average increase of $8,125, or 6.0%, over the average base salary paid in 2006:

Named Executive Officer	2007 Base Salary	Percentage Increase Over 2006 Base Salary
W. Page Ogden	$170,000	6.25%
William M. Salters	125,000	5.30%
Jarrett E. Nicholson	135,000	6.40%

How is the annual cash bonus determined?

Considerations. Each year, the compensation committee budgets an aggregate amount that will be paid as cash bonuses to all employees, including our named executives. At its meeting in January of each year, the compensation committee analyzes progress toward our performance goals and strategic objectives and various other factors that it deems relevant. The committee then determines how much each of our named executives contributed towards our goals and objectives and allocates a cash bonus on that basis. No specific formula is used; the committee’s decisions are largely discretionary.

Fiscal Year 2006 Decisions. Cash bonuses paid to our named executives are listed on the Summary Compensation Table, which follows this CD&A. On average, each named executive received a cash incentive in the amount of $34,667, which equals approximately 25.6% of his base salary in 2006.

How is equity compensation determined and paid?

Considerations. Equity compensation has been granted under the Britton & Koontz Capital Corporation Long-Term Incentive Plan, or 1996 LTIP, in the form of stock options. The 1996 LTIP expired in accordance with its terms as of May, 2006. Because the committee believes that equity compensation should remain a facet of our compensation program, we are submitting the Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan, or the 2007 LTIP, to our shareholders for their approval at this annual meeting.

The committee uses options to induce long-term performance. The committee believes that options induce performance because they have value only to the extent our share price increases over time. The exercise price for stock options is always fair market value, that is, the closing market price of our common stock on the date of the grant as quoted on The NASDAQ Capital Market (or on the immediately preceding trading date if shares are not traded on the grant date). Unless the committee otherwise provides, options become exercisable pro rata over a nine-year service vesting period and lapse ten years after the grant date. Options become immediately exercisable following the Company’s change in control.

The committee’s usual practice is to evaluate our named executive’s share ownership and make grants, if appropriate, in November of each fiscal year, irrespective of whether or not we are in possession of material non-public information at that time. The committee believes that the practice of making grants about the same date each year precludes any inference that we are attempting to manipulate the timing of our stock option grants to take advantage of non-public information. We do not backdate options or grant options retroactively. Generally, in determining the amount of any grant, the committee considers:

•	Whether equity compensation is likely to advance our current goals and objectives;
•	The number of shares of our common stock that each named executive owns, whether directly or beneficially;
•	The position, responsibility and prior performance of each executive;
•	His ability to affect corporate performance; and
•	The value of grants in relation to other elements of total compensation.

Fiscal Year 2006 Decisions. The compensation committee determined that cash compensation, primarily short-term incentives, was the more appropriate form of compensation to recognize advancement towards our performance goals and strategic objectives. As a result, no options were granted to our named executives during 2006.

Fiscal Year 2007 Decisions. If our shareholders approve the 2007 LTIP, the committee expects that it will grant stock options to some or all of our named executives in 2007. No determination has been made regarding the type or amount of grants or awards that will be made.

How are perquisites, welfare and retirement plans integrated into our compensation program?

Perquisites. Perquisites comprise a small part of our total compensation package. We pay club membership dues on behalf of Mr. Ogden. Mr. Ogden has the use of a company owned automobile for which he reimburses us for his personal miles. Mr. Nicholson receives an automobile allowance, which is reflected in the Summary Compensation Table. We believe that although these perquisites involve incidental personal value, both are necessary to advance our business purposes.

Retirement Benefits. We offer to all our eligible employees, including our named executives, participation in a tax-qualified 401(k) plan, which allows savings for retirement on a tax deferred basis. Eligible employees may elect to defer a portion of their compensation. We provide matching contributions, usually determined as 100% of the first 3% of each employee’s contribution plus 50% of the next 2% of each employee’s contribution, and may elect to make an additional profit-sharing contribution. Matching contributions are subject to the completion of a six-year incremental vesting period and any profit-sharing contributions are subject to the completion of a seven-year incremental vesting period. The plan provides for the distribution of account balances following termination of employment, generally in the form of a lump sum payment. The Summary Compensation Table includes information about our plan contributions for the benefit of our named executives in the 2006 fiscal year.

We also maintain a tax-qualified employee stock ownership plan, or ESOP, to which we make discretionary contributions. Our contributions are allocated on the basis of compensation to individual accounts of eligible employees. The contributions are invested in our common stock. Benefits vest subject to the completion of a seven-year incremental vesting period. Benefits are usually paid in the form of a lump sum following the termination of employment.

Salary Continuation Plan. We have entered into a salary continuation plan for Mr. Ogden which provides for equal annual payments during the 15-year period following his retirement on or after age 65. This agreement is primarily intended to supplement our tax qualified retirement plans. Benefits are payable under the plan after normal or early retirement. The amount of the benefits is fixed and is based on Mr. Ogden’s age at retirement and the anticipated cash value of an individual life insurance policy purchased to fund our obligations under the plan. One-half of the benefits vested on Mr. Ogden’s 55th birthday; the remaining benefits will fully vest on his 62nd birthday. Mr. Ogden has attained age 55 and satisfied the age condition for early retirement. If his employment ceased as of December 31, 2006, he would be eligible to receive $10,019 annually during the 15-year period following his early retirement.

Welfare Benefits. We maintain a number of broad-based benefit plans that are available to all of our employees, including group medical, dental and life insurance plans, some of which are contributory.

Have we entered into employment, severance, change in control or other agreements with our named executive officers?

Yes. We have entered into an employment agreement with Mr. Ogden, and, as described above, we maintain a Salary Continuation Plan for his benefit. Mr. Ogden is our most senior executive and plays an integral role in our success. We believe that these agreements create a retention device and demonstrate our loyalty to him.

The initial term of Mr. Ogden’s employment agreement expired on December 31, 2005; it provides for three successive one-year renewal terms, each expiring on December 31st. The agreement automatically renews, unless notice is given 90 days prior to the expiration of each term by either of the respective parties.

We can terminate the employment agreement, and Mr. Ogden’s employment, with or without cause. If termination is on account of cause (including a breach of fiduciary duty or other similar types of misconduct), Mr. Ogden will not receive any severance pay. If we terminate Mr. Ogden’s employment without cause, Mr. Ogden will receive a cash lump sum payment equal to the greater of $80,000 or six months of his then current base salary. As of December 31, 2006, the amount of this payment would be $80,000. As a condition to the receipt of this payment, Mr. Ogden is required to sign a general employment release. The employment agreement does not separately provide for a change in control payment.

How do tax, accounting and other statutes or regulations affect the compensation paid to our named executive officers?

Section 162(m). Section 162(m) of the Code limits to $1 million in any taxable year the deduction a company may claim for compensation paid to each of its chief executive and four other highest paid officers, unless certain performance-based conditions are satisfied. Base salary and incentive bonuses are subject to the Section 162(m) limitation. Options granted under our 1996 LTIP are intended to be performance-based compensation that is excluded from the limit. Given our current levels of compensation, the committee does not anticipate that we will be impacted by the limit.

Other Statutes and Regulations. In January 2006, we adopted the provisions of Financial Accounting Standards Board Statement 123R, “Share-Based Payment” (“Statement 123R”). Statement 123R establishes accounting requirements for share-based compensation to employees and carries forward prior guidance on accounting for awards to non-employees. Under Statement 123R, we are required to recognize compensation expense for all share-based payments to our employees, including our named executives. Although we do not expect that our adoption of Statement 123R will affect our determination to award equity compensation in the future, it may affect the form of equity compensation we grant to our named executives.

What are the compensation committee’s conclusions with respect to the 2006 fiscal year?

After considering all of the elements of compensation paid to our named executives in 2006, the compensation committee has concluded that the compensation is reasonable and not excessive. This conclusion is based upon a number of factors, including the following:

•	Our growth in earnings per share over the previous year;
•	Our reduction in non-interest expense;
•	Progress towards achieving other strategic objectives; and
•	That the total compensation levels for our NEOs are comparable to and not in excess of the compensation levels in our peer group.

Report of the Compensation Committee

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in B&K’s Annual Report on Form 10-K for the year ended December 31, 2006.

Compensation Committee:

A. J. Ferguson  Robert R. Punches, Chairman
R. Andrew Patty II       Vinod K. Thukral, Ph.D.

Date: March 20, 2007

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee during 2006 were A. J. Ferguson, R. Andrew Patty II, Robert R. Punches (Chairman) and Vinod K. Thukral, Ph.D. As described in the question “Are the directors independent?” under the heading “Board of Directors,” Mr. Patty was a vice president of B&K from May, 2004 to May, 2006. Other than Mr. Patty, there are no members of the compensation committee who were officers or employees of B&K or any of its subsidiaries during 2006 or were formerly officers of B&K. As stated above in the question “What related party transactions involve the board of directors?” under the heading “Board of Directors,” no member of the compensation committee engaged in any transaction with us or any of our subsidiaries that is required to be disclosed pursuant to Item 404(a) of Regulation S-K other than indebtedness transactions described above in the question “Are our directors or executive officers indebted to the Bank?.”

Compensation Tables

Summary Compensation Table
(2006 Fiscal Year)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Grants ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
W. Page Ogden President, Chief Executive Officer	2006	$160,000	$54,000	$362	$22,346(2)	$17,680(3)	$254,388
William M. Salters Chief Financial Officer	2006	118,750	25,000	$1,034	—	8,004(4)	152,788
Jarrett Nicholson Chief Operating Officer	2006	126,875	25,000	$388	—	22,273(5)	174,536
______________
(1) The amounts listed in this column reflect expense recorded in 2006 with respect to all outstanding stock option grants, calculated in accordance with Financial Accounting Statement 123R. Please refer to Note A, “Summary of Significant Accounting Policies,” and Note J, “Employee Benefit Plans,” in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2006, for details regarding the assumptions we made to derive the fair value of our stock option grants.

(2)  Reflects the change in 2006 in the present value of Mr. Ogden’s benefit under his Salary Continuation Plan.

(3) Includes $7,200 in director fees for service on the Bank’s board of directors, Company contributions to the 401(k) plan of $6,400, company-paid life insurance premiums of $600, and club memberships of $3,480.

(4)  Includes $4,156 in Company contributions to the 401(k) plan, company-paid life insurance premiums of $600 and club members of $3,248.

(5)  Includes $5,075 in Company contributions to the 401(k) plan, company-paid life insurance premiums of $600, automobile allowance of $9,000 and club memberships of $7,598.

The following table includes information about unexercised stock options held by our named executives as of December 31, 2006. We did not grant any stock options to our named executives in 2006, nor did any named executive exercise any of his stock options in 2006.

Outstanding Equity Awards at December 31, 2006

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
W. Page Ogden	9,900	100	$19.94	11/18/07
William M. Salters	1,100	900	14.50	11/20/11
Jarrett Nicholson	413	337	14.50	11/20/11

The following table includes information about the benefits accrued under Mr. Ogden’s Salary Continuation Plan. The terms of the Salary Continuation Plan are described above in the CD&A portion of this proxy statement.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit($)(1)	Payments in 2006 ($)
W. Page Ogden	Salary Continuation Plan	12	$91,392	—
_____________
(1) Please refer to Note J, “Employee Benefit Plans,” in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2006, for details regarding the valuation method and assumptions applied in quantifying the present value of the current accrued benefit.

Potential Payments Upon Termination or Change in Control

We have provided to Mr. Ogden payments in the event of his termination of employment or our change in control. These payments are provided under the Salary Continuation Plan and his employment agreement.

As described above, Mr. Ogden’s employment agreement provides for a severance payment that is contingent upon his execution of a general employment release. Subject to the conditions set forth in the agreement, this payment will be made on account of his involuntary termination of employment without cause. The amount of the payment is equal to the greater of $80,000 or one-half of his then current base salary.

His Salary Continuation Plan provides for the payment of a benefit in the event Mr. Ogden’s employment is terminated, other than on account of cause or his death or disability during the 36-month period following a change of control. The term “change of control” is defined as the transfer of 51% or more of our outstanding stock. The amount of the benefit is equal to the greater of $250,000 or the amount of his scheduled benefits then accrued under the plan. The benefit is payable in the form of a single sum within 90 days of Mr. Ogden’s termination.

Finally, the 1996 LTIP provides that all outstanding options become immediately exercisable upon our change in control. Under the 1996 LTIP, a “change in control” includes:

•	The acquisition by any person or group of 20% or more of our voting power;
•	The implementation by the Federal Deposit Insurance Corporation of a plan for the Bank’s merger, transfer of assets and liabilities, reorganization or liquidation;
•	A merger or consolidation in which we are not the surviving entity, unless the surviving entity agrees to assume our obligations under the 1996 LTIP;
•	The change of the persons who compose a majority of the board of directors, unless each new director was approved by a majority of the former board; or
•	The sale of all or substantially all of the stock assets of the Bank, unless the acquiring entity agrees to assume our obligations under the 1996 LTIP.

If a change in control had occurred as of December 31, 2006 and Mr. Ogden’s employment was terminated in connection with the change, he would receive an aggregate payment of $378,100, consisting of $80,000 payable under his employment agreement, $250,000 payable under his Salary Continuation Plan, and options with a fair value of $48,100. Upon the occurrence of a change in control Mr. Salters would receive options with a fair value of $13,720 and Mr. Nicholson would receive options with a fair value of $5,145. (The value of the options has been calculated using the Black-Scholes model.)

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2006. The underlying plan, the 1996 LTIP, was previously approved by a vote of the shareholders. Under the terms of the 1996 LTIP, no grants or awards under the plan may be made after May, 1996.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance(2)
Equity compensation plans approved by security holders(1)	28,370	$17.51	—
Equity compensation plans not approved by security holders	—	—	—

Total	28,370	$17.51	—
______________
(1) An aggregate of 160,000 shares of common stock were authorized for issuance under the 1996 LTIP.

(2) At the time of its expiration, an aggregate of 86,337 shares remained available for grant or issuance.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Who are our auditors?

Our consolidated financial statements for the year ended December 31, 2006, were audited by the firm of Hannis T. Bourgeois, LLP. A representative of Hannis T. Bourgeois, LLP is expected to be present at the annual meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The audit committee has selected Hannis T. Bourgeois, LLP as our independent registered public accountants for the fiscal year ended December 31, 2007.

What fees were paid to the auditors in 2006 and 2005?

Fees billed by Hannis T. Bourgeois, LLP for professional services rendered for the fiscal years ending December 31, 2006 and 2005 are shown below.

	2006	2005
Audit Fees (1)	$67,640	$49,000
Audit-Related Fees (2)	1,027	2,560
Tax Fees	—	—
All Other Fees	—	—
Total	$68,667	$51,560
______________
(1) “Audit Fees” include amounts paid for the audit of our annual financial statements and review of the financial statements included in our Forms 10-Q in 2005 and 2006 and other regulatory filings.

(2) “Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to the audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments, employee benefit plan audits and consultations concerning financial accounting and reporting standards.

In accordance with the procedures set forth in its charter, the audit committee pre-approves all auditing services and permitted non-audit services (including fees and terms of those services) to be performed for us by our independent registered public accountant prior to the engagement of the independent registered public accountant with respect to such services, subject to the de minimis exceptions for non-audit services permitted by the Exchange Act, which are approved by the audit committee prior to the completion of the audit. For fiscal years 2005 and 2006, none of the fees listed above were covered by the de minimis exception for non-audit services permitted by the Exchange Act. The audit committee has considered whether the provision of services by Hannis T. Bourgeois, LLP for us other than audit services is compatible with maintaining Hannis T. Bourgeois, LLP’s independence and has concluded that it is compatible.

REPORT OF THE AUDIT COMMITTEE

The information provided in this section shall not be deemed to be proxy “soliciting material” or to be “filed” with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Exchange Act, other than as provided in Item 7(d)(3)(v) of Regulation 14A-101. The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Management has the responsibility of preparing our financial statements and Hannis T. Bourgeois, LLP, our independent auditors, has the responsibility for the audit of those statements. The audit committee oversees our financial reporting process on behalf of the board of directors. The audit committee has sole authority to select, evaluate, appoint and replace the independent auditor. The audit committee’s other duties and responsibilities include assisting the board relating to:

•	Monitoring the integrity of our financial statements and financial reporting process and our systems of internal accounting and financial controls;
•	The performance of the internal audit function;
•	The annual independent audit of our financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance;
•	Our compliance with legal and regulatory requirements, including our disclosure controls and procedures; and
•	The fulfillment of the other responsibilities set out in the audit committee charter.

The audit committee, in fulfilling its oversight responsibilities, reviewed and discussed our audited financial statements for the year ended December 31, 2006, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee held seven meetings during 2006. The meetings were designed to facilitate and encourage private communication between the audit committee, our internal auditors and the independent auditors. The audit committee discussed with our internal auditors and the independent auditors the overall scope and plan of their respective audits. The audit committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls, and the overall quality of our financial reporting.

During these meetings, the audit committee reviewed and discussed the audited financial statements with management and the independent auditors. The audit committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including, without limitation, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received the written disclosures and letter regarding independence from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), has discussed this information regarding Hannis T. Bourgeois, LLP’s independence with Hannis T. Bourgeois, LLP, and has considered the compatibility of non-audit services with the independence of Hannis T. Bourgeois, LLP.

Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

Audit committee:

W. W. Allen, Jr. (Chairman)
Craig A. Bradford, D.M.D.
R. Andrew Patty II
Vinod K. Thukral, Ph.D.

March 20, 2007

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The three Class II directors elected at our annual meeting will serve a three-year term, or until the 2010 annual meeting. All of the nominees for election as a Class II director currently serve on our board of directors, and information about each nominee’s age and experience can be found earlier in this proxy statement. The board has nominated for election as Class II directors:

•	W.W. Allen, Jr.;
•	Craig A. Bradford, D.M.D.; and
•	Vinod K. Thukral, Ph.D.

What are the voting procedures?

Shares represented by your properly signed and dated proxy card will be voted in accordance with your instructions on the card at the annual meeting. If your proxy card is signed, but instructions are not given, the proxy holders will vote your proxy for the listed nominees. If for any reason one or more of the nominees is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion, for another candidate or candidates nominated by the board.

Directors are elected by a plurality vote; the nominees in each class who receive the highest number of votes cast, up to the number of directors to be elected in that class, are elected. You are entitled to one vote for each share held.

The board of directors unanimously recommends a vote “FOR” the election of W.W. Allen, Jr., Craig A. Bradford, D.M.D. and Vinod K. Thukral, Ph.D. as Class II directors to the board of directors.

PROPOSAL NO. 2 - APPROVAL OF THE BRITTON & KOONTZ CAPITAL CORPORATION
2007 LONG-TERM INCENTIVE COMPENSATION PLAN

Our board unanimously approved the 2007 Long-Term Incentive Compensation Plan at its February 20, 2007 meeting. The plan will be effective when it is approved by our shareholders. It generally provides for the grant of stock options and the award of restricted stock to our employees. The plan is an integral part of our compensation practices because it provides an opportunity for equity compensation, the value of which is tied to the value of our common stock, and for long-term incentives. The following is a summary of the plan; it is qualified in its entirety by the terms of the plan, which is attached as Appendix B.

The plan is intended to replace our Long-Term Incentive Plan, or the “prior plan,” which was effective as of May 16, 1996, and expired during 2006. An aggregate of 28,370 options granted under the prior plan remain outstanding and are exercisable in accordance with their terms. An aggregate of 86,337 shares of our common stock remained available for grant or award under the prior plan at the time of its expiration. These shares will be added to the shares otherwise available under the plan and used to make grants and awards under the plan.

How is the plan administered?

The compensation committee of the board administers the plan. The committee possesses the authority to:

•	Designate participants and make grants and awards to them under the plan;
•	Determine the terms and conditions of grants and awards, subject to the plan’s limitations;
•	Resolve disputes; and
•	Interpret the plan and any related form or agreement.

When the committee acts, its actions need not be uniform and may differ among similarly situated individuals. The committee can delegate ministerial or administrative duties to our officers and employees, but the authority to make grants and awards and to determine who receives them cannot be delegated. The board may act instead of the committee; when the board does so, it possesses all of the power and authority afforded to the committee under the plan.

Who can participate in the plan?

Our employees and employees of the Bank can receive options or restricted stock when designated by the committee. Our directors cannot receive options or restricted stock unless they are also employees. As of February 20, 2007, approximately eleven employees were eligible to receive grants and awards.

How many grants and awards are likely to be made each year?

Since all grants and awards are made in the discretion of the committee, rather than by formula, it is impossible to predict the number or type of grants and awards that will be made in any year. It is likely, however, that grants and awards will be limited to our and the Bank’s executive and senior officers and other key management employees, or an aggregate of 19 individuals. In addition, the plan provides that not more than 20% of the aggregate number of shares available for grant, award or issuance can be granted or awarded to a single participant in any year.

What limits are placed on grants and awards?

The plan provides that not more than one-third of the aggregate number of shares of our common stock reserved thereunder can be awarded in the form of restricted stock. In addition, the plan includes the following individual limits:

•	Not more than 20% of the shares reserved for issuance can be granted or awarded to an individual participant in any year; and

•	The value of restricted stock awarded and options granted to a participant in any year cannot exceed 300% of the aggregate of the participant’s base salary and bonus payable with respect to the year.

These individual limits are included in the plan to satisfy the performance based requirements of Code Section 162(m).

What kind of options can be granted under the plan?

The plan provides for the grant of two kinds of options: nonstatutory or nonqualified options and incentive stock options, sometimes referred to as ISOs. The per share exercise price of any option granted under the plan, whether an ISO or a nonqualified option, cannot be less than the fair market value of a share of our common stock on the grant date. The exercise of an option granted under the plan is usually subject to a vesting schedule, determined by the committee, which may relate to the performance of future service or to the attainment of performance goals related to us or the Bank or a unit or division thereof during a specified performance period or to a combination of service and performance goals. Options expire at the time or times designated by the committee, which cannot be more than ten years from the grant date.

How are options exercised?

Options are exercised by providing notice to us, together with the delivery of the full exercise price. The exercise price is usually paid in cash, but a participant may elect to deliver shares of our common stock in consideration of the price. Any shares so delivered are valued at their fair market value on the exercise date. In addition, a participant may arrange for “broker assisted exercise,” which means that the participant exercises his or her option and immediately sells the acquired shares on the open market in an amount at least sufficient to pay the full exercise price to us. The committee must approve any broker assisted exercise in advance.

What is restricted stock?

Restricted stock is the other type of equity award permitted under the plan. A share of restricted stock is a share of our common stock that is issued in the name of a participant at the time of award, but subject to restrictions on transfer or forfeiture during a designated vesting period, sometimes called a “forfeiture period.” Vesting can be contingent upon the performance of future service or the attainment of performance goals during a designated performance period or a combination of service and performance. During the forfeiture period, certificates representing shares of restricted stock are usually held by us, in escrow, together with a stock power that is endorsed by the participant in blank. This permits us to dispose of the shares if they do not vest. During the forfeiture period, a participant is usually entitled to vote the shares and receive dividends, like any other shareholder. At the end of the forfeiture period, the shares are delivered to the participant, free of restriction, unless the vesting conditions have not been satisfied. Only one-third of the aggregate number of shares of our common stock available under the plan, or 38,333 shares, can be awarded in the form of restricted stock.

What happens if an employee terminates his or her employment during the vesting period?

Unless the committee otherwise provides, if an employee is terminated for cause or voluntarily terminates his or her employment, all shares of restricted stock and any outstanding options that have not been exercised, whether or not then vested, will be forfeited. If employment ends on account of an employee’s death, disability, retirement or involuntary termination without cause:

•	Any outstanding options will remain exercisable for the lesser of 180 days following the cessation of employment or their original term, to be exercised in accordance with their terms; and
•
A pro rata portion of any shares of restricted stock will be delivered to the employee or his or her heirs free of restriction. Proration is determined by multiplying the number of shares of restricted stock by a fraction, the numerator of which is the number of days worked in the forfeiture period and the denominator of the fraction is the total number of days in the forfeiture period.

The terms “retirement” and “cause” are defined in the plan. Retirement refers to the termination of employment for any reason, other than cause, after the attainment of age 55 and the completion of seven years of service. Cause generally means that a participant commits an intentional act of fraud, embezzlement or theft in the course of employment, intentionally damages our or the Bank’s property or wrongfully discloses confidential information in a manner that is materially injurious to our or the Bank’s financial condition or business reputation, is convicted of a felony or a crime of moral turpitude, willfully fails to perform the material conditions of his or her job or intentionally violates our code of ethics, applicable provisions of the Sarbanes-Oxley Act of 2002 or applicable state or federal securities or banking laws.

How many shares of common stock can be issued under the plan?

A total of 115,000 shares of our common stock have been reserved for issuance under the plan. This amount represents 28,663 newly-reserved shares and 86,337 shares that remained after the expiration of the prior plan.

The number of reserved shares is reduced when an option is granted or when restricted stock is awarded. When an option is exercised, the number is reduced, provided that the reduction has not already occurred on account of the grant of the option. The number of reserved shares is increased if an option expires or is cancelled or forfeited or if restricted stock is forfeited. In addition, the number is increased if a participant tenders previously owned shares to pay the exercise price of an option or to satisfy tax liability related to the exercise of an option or the vesting of restricted stock.

What happens to the shares if we are restructured or if a merger or consolidation occurs?

In the event of a merger, consolidation or other similar transaction, the number and kind of shares received by our shareholders in the transaction will be substituted for the shares reserved under the plan or subject to an individual grant or award. When a stock dividend or stock split, recapitalization, consolidation or other corporate reorganization occurs, the shares of our common stock subject to the plan and any grant or award made under the plan will be adjusted to prevent dilution or enlargement. In the event of any such transaction, dividend, recapitalization or reorganization, the exercise price of any option and any performance-related vesting restrictions will also be adjusted to prevent dilution or enlargement.

What happens if a change in control occurs?

The plan provides special rules if a change in control occurs. All outstanding options will be deemed fully vested and exercisable until the later of six months following the change or the expiration of their original term, provided that options cannot be exercised ten years after their grant date. All restrictions or conditions applicable to shares of restricted stock will be deemed satisfied and the shares will be delivered to each participant, free of escrow and restriction.

The term “change in control” is defined in the plan; it generally refers to:

•	The acquisition by a person or group of more than 50% of the fair market value or total voting power of our common stock;
•
The change in a majority of the members of our board during a rolling 12-month period without the approval of a majority of the existing members or that a person or group acquires common stock representing 35% or more of our total voting power during a rolling 12-month period; or

•	The sale of at least 40% of the fair market value of our assets.

How is fair market value defined?

When it is necessary to determine fair market value, usually on an option grant or exercise date, the closing sales price of a share of our common stock as reported on The NASDAQ Capital Market is used. If shares are not traded on the relevant date, the closing sales price on the immediately preceding trading day is used. If our shares are not listed on an exchange, the committee determines fair market value in accordance with the Internal Revenue Service rules governing deferred compensation.

Can the plan be amended or terminated?

Yes. The board can amend or terminate the plan or any grant or award made under the plan at any time, provided that shareholder approval is required if necessary to comply with federal securities laws or stock exchange rules. Usually, shareholder approval is required to increase the number of shares of common stock available under the plan, to increase the class of persons eligible to receive grants and awards, to increase the types of grants or awards that can be made under the plan or to otherwise materially enhance the features or benefits of the plan. In addition, any amendment or termination of the plan cannot materially impair options granted or restricted stock awarded under the plan without the prior consent of each affected participant.

Unless earlier terminated, the plan will remain in effect until the options granted under the plan have been satisfied by the issuance of shares of common stock or have expired, been forfeited or cancelled and all restricted stock is either released from restriction or forfeited or otherwise cancelled.

What are the federal income tax consequences associated with grants and awards under the plan?

The following discussion is intended only as a summary of federal income tax consequences; it does not summarize any state or local tax consequences. The tax consequences of the plan are complex; each participant should consult his or her own tax advisor with respect to the grant, award or exercise of an option or restricted stock.

There are no immediate federal income tax consequences to either a participant or us when an option is granted. When a nonqualified option is exercised, a participant has ordinary income equal to the difference between the exercise price and the fair market value of our common stock on the exercise date. We are entitled to a deduction in a corresponding amount.

When an ISO is exercised, the tax consequences are different. There are no tax consequences to a participant or to us when an ISO is exercised. The difference between the exercise price and the fair market value of our common stock on the exercise date is a tax preference item, however, which may subject the participant to the alternative minimum tax. When a participant sells shares acquired on the exercise of an ISO, the difference between the exercise price and the sales proceeds will be treated as capital gain, provided the following holding periods are satisfied:

•	The sale must occur at least two years after the ISO was granted; and
•	The sale must occur at least one year after the ISO exercise date.

If the holding periods are satisfied at the time of sale, we are not entitled to a deduction when the shares are sold. If the holding periods are not satisfied, called a “disqualifying disposition,” the difference between the exercise price and the sales proceeds will be treated as ordinary income, and we will be entitled to a corresponding deduction.

When restricted stock is awarded, there are no immediate federal income tax consequences to either us or to a participant. When the shares vest, a participant has ordinary income equal to the fair market value of the shares on the vesting date, and we are entitled to a deduction. A participant may elect to accelerate the tax, an “83(b) election,” within 30 days of the date on which the shares are first awarded. If the election is made, the participant will have ordinary income equal to the fair market value of the shares on the date of award, but any subsequent increase in the value of the shares will be taxed as capital gain. This election also accelerates our deduction.

If a participant receives dividends with respect to shares of restricted stock, the dividends are treated as compensation that is deductible by us. Once the forfeiture period lapses, dividends are no longer treated as compensation and are not deductible by us.

Ordinary income realized with respect to options or restricted stock is compensation that is subject to income and employment taxes. As a condition of the exercise of an option or the vesting of restricted stock, each participant is required to remit to us any taxes that are required to be withheld. Taxes can be paid in cash or cash equivalents, by deduction from other amounts payable to the participant by us or by the delivery to us of shares previously acquired by the participant. If shares are delivered, they are valued at their fair market value.

What is Code Section 162(m)?

Section 162(m) of the Internal Revenue Code generally limits to $1 million our compensation deduction for amounts that we pay to our chief executive and our four other most highly compensated officers. For purposes of calculating the limit, “performance based” compensation is excluded.

Provided option grants are made by “outside directors,” options are always deemed performance based because they are granted at fair market value. The value of restricted stock awarded under the plan will be included in the limit, unless the committee awards the shares subject to performance objectives that are specified, in writing, before or during the first quarter of the performance period and the objectives are not subject to discretionary interpretation, except interpretation that reduces the number of shares that are delivered at the end of the performance period free of restriction. At the end of the performance cycle, the compensation committee must certify whether the performance goals have been satisfied, in whole or in part, and the shares of restricted stock subject to a release of restrictions. Performance objectives may relate to us, our affiliates, or a division, department or unit or affiliate or a profit center of the Company or an affiliate. The goals may relate to:

•	Earnings per share;
•	Return on equity;
•	Return on investment;
•	Return on growth of income;
•	Market share;
•	Appreciation in the price of our common stock;
•	Return on assets;
•	Operating income;
•	Efficiency ratio;
•	Non-interest revenue growth;
•	Strategic initiatives;
•	Customer satisfaction;
•	Economic value added; and/or
•	Operating performance.

What vote is required to approve the plan?

The plan must be approved by a majority of the votes cast at the meeting, provided that a quorum representing a majority of all outstanding voting stock is present or represented at the meeting. Abstentions and broker non-votes will not be counted.

The board of directors unanimously recommends a vote “FOR” Proposal
Number 2 - The Approval of the 2007 Long-Term Incentive Compensation Plan.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

At the annual meting each year, the board of directors submits to shareholders its nominees for election as directors. In addition, the board may submit other matters to the shareholders for action at the annual meeting. Shareholders may also submit proposals for action at the annual meeting.

Proposals in Our Proxy Statement

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2008 Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. If the 2008 annual meeting is held within 30 days of April 24, 2007, to be eligible for inclusion in our proxy materials, shareholder proposals must be received by the Corporate Secretary at 500 Main Street, Natchez, Mississippi 39120, no later than the close of business on November 20, 2007 in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Proposals to be Introduced at the 2008 Annual Meeting

For any shareholder proposal intended to be presented in connection with the 2008 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the board of directors, but not to be included in our proxy statement for such meeting, a shareholder must give timely written notice thereof to the Corporate Secretary in compliance with the advance notice and eligibility requirements contained in our Bylaws. To be timely, a shareholder’s notice must be delivered to the Corporate Secretary at the address given above not less than 90 days nor more than 120 days prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 90 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain information specified in our Bylaws about each nominee or the proposed business and the shareholder making the nomination or proposal.

Under our Bylaws, based upon the meeting date of April 24, 2007 for the 2007 annual meeting, a qualified shareholder intending to introduce a proposal or nominate a director at the 2008 annual meeting but not intending the proposal to be included in our proxy materials should give written notice to our Corporate Secretary not earlier than the close of business on December 26, 2007 and not later than the close of business on January 25, 2008.

The advance notice provisions in our Bylaws also provide that in the case of a special meeting of shareholders called for the purpose of electing one or more directors, a shareholder may nominate a person or persons (as the case may be) for election to such position if the shareholder’s notice is delivered to the Corporate Secretary at the above address not earlier than the 120th day prior to the special meeting and not later than the close of business on the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

The specific requirements of our advance notice and eligibility provisions are set forth in Article II, Section 2.13 of our Bylaws, as amended, a copy of which is available upon request. Such requests and any shareholder proposals should be sent to the Corporate Secretary at 500 Main Street, Natchez, Mississippi 39120.

OTHER MATTERS

We are not aware of any other matters to be brought before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed proxy form will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2006, which serves as our annual report to shareholders, accompanies this proxy statement. However, the Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, we will provide without charge a copy of our Annual Report on Form 10-K, as filed with the SEC. Requests should be mailed to Ms. Cliffie S. Anderson, Corporate Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

By Order of the Board of Directors

/s/ W. Page Ogden
__________________________
W. Page Ogden
President and Chief Executive Officer

Appendix A - Audit Committee Charter

BRITTON& KOONTZ CAPITAL CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee of the Board of Directors of Britton & Koontz Capital Corporation (the “Company”) is to assist the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures; and (v) the fulfillment of the other responsibilities set out herein. The report of the Committee required by the rules of the Securities and Exchange Commission shall be included in the Company’s annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent audi-tors.

The Audit Committee’s failure to investigate any matter, to resolve any dispute or to take any other actions or exercise any of its powers in connection with the good faith exercise of its business judgment in connection with its oversight functions shall in no way be construed as a breach of its duties or responsibilities to the Company, its directors or its shareholders.

Membership

Number

The Audit Committee shall be comprised of at least three members of the Board of Directors.

Qualifications

Each member of the Audit Committee shall meet the independence, experience, and expertise requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”) and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002). At least one member of the Audit Committee will be a financial expert as defined by the Securities and Exchange Commission. The designation or identification of a person as the Audit Committee financial expert shall not (i) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification or (ii) affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

The Board of Directors shall determine, in its business judgment, whether the members of the Audit Committee meet the independence, experience and expertise requirements of Nasdaq and other applicable laws and regulations and whether at least one member of the Audit Committee has the requisite qualifications to serve as the financial expert of the Audit Committee as defined by the Securities and Exchange Commission.

Appointment and Removal

The Board of Directors will appoint the members and Chair of the Audit Committee. Each Audit Committee member shall serve at the pleasure of the Board of Directors for such term or terms as the Board of Directors may determine or until such Audit Committee member is no longer a member of the Board of Directors.

Authority

The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to stockholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee is responsible for the oversight of the work of the Company’s independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Commit-tee. The Company shall provide funding, as determined by the Audit Committee, for pay-ment of compensation to the independent auditors and to any advisors employed by the Audit Committee.

Duties and Responsibilities

The Audit Committee shall have the following duties and responsibilities:

Meetings and Other Matters

•	Meet in person or telephonically as often as it determines, but not less frequently than quarterly.

•	Meet separately, periodically, with management, internal auditors, and independent auditors.

•	Regularly report to the Board of Directors on the Audit Committee’s activities.

•	Annually review and evaluate its own performance.

•	Review and assess the adequacy of this Charter annually and recommend any pro-posed changes to the Board of Directors for approval.

Financial Statement and Disclosure Matters

•
Review and discuss with management and the independent auditors the annual au-dited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Form 10-K.

•
Review and discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

•
Receive a report from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q’s about (i) any significant de-ficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employ-ees who have a significant role in the Company’s internal controls.

•	Review and discuss reports from the independent auditors on, among other things, certain:

•	Critical accounting policies and practices to be used;

•	Alternative treatments of financial information within generally accepted accounting principles;

•
Other material written communications between the independent auditors and management, such as any management letter and the Company’s response to such letter or schedule of unadjusted differences; and

•
Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm’s office with respect to difficult auditing or accounting issues presented by the engagement.

•
Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit (including the nature and extent of any significant changes in accounting principles and the application thereof and the independent auditor’s judgments about the quality and acceptability of the Company’s accounting principles and financial disclosures), as well as any audit problems or difficulties and management’s response.

•	Review and discuss with management and the independent auditors, at least annually:

•	Developments and issues with respect to reserves.

•	Regulatory and accounting initiatives, as well as off-balance sheet structures, if any, and their effect on the Company’s financial statements.

•
Accounting policies used in the preparation of the Company’s financial statements (specifically those policies for which management is required to exercise dis-cretion or judgment regarding the implementation thereof).

•
Review with management its evaluation of the Company’s internal control structure and procedures for financial reporting and review periodically, management’s conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material non-compliance with such controls and procedures.

•
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•
Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Oversight of the Company’s Relationship with the Independent Auditors

•	Receive and discuss a report from the independent auditors at least annually regard-ing:

•	The independent auditors’ internal quality-control procedures;

•
Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

•	Any steps taken to deal with any such issues; and

•	All relationships between the independent auditors and the Company, in order to assess the independent auditors’ independence.

•
Approve guidelines for the retention of the independent auditors for any non-audit services, approve the independent auditor’s annual engagement letter and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Committee, subject to the delegated member or members reporting any such pre-approvals to the Audit Committee at its next scheduled meeting.

•	Review and discuss the scope and plan of the independent audit.

•
Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditor. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - “Independence Discussions with Audit Committees”). The Audit Committee shall present its conclusions to the Board of Directors, and if so determined by the Audit Committee, recommend that the Board of Directors take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

Oversight of the Internal Audit Group

•	Review and discuss the appointment and replacement of the chief internal auditor.

•	Review and discuss the Internal Audit Group findings that have been reported to management, management’s responses, and the progress of the related corrective action plans.

•
Review and evaluate the adequacy of the work performed by the chief internal auditor and the Internal Audit Group, and determine that the Internal Audit Group is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

Compliance Oversight Responsibilities

•
Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company and the Company’s compliance with applicable law and listing standards.

Other Powers

The Audit Committee may also take any or all of the following actions that it deems to be necessary or appropriate:

•
Request management or the outside or internal auditors to provide analysis or reports regarding (i) any “second opinion” sought by management from an audit firm other than the Company’s outside auditors or (ii) any other information that the Audit Committee deems necessary to perform its oversight functions.

•	Require the internal auditors to provide the Audit Committee or its Chairman with a copy of all internal reports to management and management’s responses thereto.

•	Review periodically the procedures established by the Company to monitor its compliance with debt covenants.

•
Consult periodically with the Company’s legal counsel concerning the Audit Committee’s responsibilities or legal matters that may have a material impact on the Company’s financial statements, internal controls or corporate compliance procedures.

•	Undertake any special projects assigned to it by the Board of Directors.

•
Consider and act upon any other matters concerning the financial affairs of the Company as the Audit Committee, in its discretion, may determine to be advisable in connection with its oversight functions.

Procedural Matters

The chair of the Audit Committee shall, in consultation with other members of the Audit Committee, management, the chief internal auditor and the independent auditors, be responsible for calling meetings of the Audit Committee, establishing the agenda for such meetings and supervising the conduct of such meetings. A majority of the number of the Audit Committee members will constitute a quorum for conducting business at a meeting of the Audit Committee. The act of a majority of the Audit Committee members present at an Audit Committee meeting at which a quorum is in attendance will be the act of the Audit Committee. The Audit Committee may also take any action permitted under this Charter by unanimous written consent.

The Audit Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Audit Committee.

December 16, 2003

Appendix B - Britton & Koontz Capital Corporation 2007 Long-Term Incentive Compensation Plan

BRITTON& KOONTZ CAPITAL CORPORATION

2007 LONG-TERM INCENTIVE COMPENSATION PLAN

Britton & Koontz Capital Corporation, a corporation organized and existing under the laws of the State of Mississippi (the “Company”), hereby establishes the 2007 Long-Term Incentive Compensation Plan (the “Plan”).

ARTICLE I PURPOSE

The Plan is intended to provide flexibility to the Company in connection with its compensation practices, to attract, retain and motivate certain officers, executives and other key employees, and to align the interests of the Company’s officers, executives and employees with the interests of the Company’s shareholders. The Plan is also intended to succeed the Long-Term Incentive Plan first effective as of May 16, 1996 (the “Prior Plan”), except that:

a. Grants and awards outstanding under the Prior Plan shall vest and be exercisable in accordance with their terms; and

b. Shares of the Company’s $2.50 par value common stock (the “Common Stock”) remaining available for grant, award or issuance thereunder shall be deemed aggregated with the number of shares of Common Stock reserved for grant, award or issuance hereunder.

ARTICLE II DEFINITIONS

2.1 Affiliate means any corporation of which the Company owns, from time to time, directly or indirectly, 50% or more of the total combined voting power of all classes of stock within the meaning of Code Section 424(f).

2.2 Board or Board of Directors means the Board of Directors of the Company.

2.3 Cause, unless otherwise expressly defined in an agreement between the Company (or an Affiliate) and a Participant hereunder, means that Participant has:

a.
Committed an intentional act of fraud, embezzlement or theft in the course of his or her employment or otherwise engaged in any intentional misconduct which is materially injurious to the Company’s (or an Affiliate’s) financial condition or business reputation;

b.
Committed intentional damage to the property of the Company (or any of its Affiliates) or committed intentional wrongful disclosure of confidential information that is materially injurious to the Company’s (or any of its Affiliate’s) financial condition or business reputation;

c.	Been convicted with no further possibility of appeal or entered a guilty or nolo contendere plea with respect to a felony or a crime involving moral turpitude;

d.	Committed a willful and substantial refusal to perform the essential duties of his position, which has not been cured within 30 days following written notice by the Board;

e.	Intentionally, recklessly or negligently violated any code of ethics, code of conduct or equivalent code or policy of the Company or its Affiliates applicable to him;

f.
Intentionally, recklessly or negligently violated any applicable provision of the Sarbanes-Oxley Act of 2002 or any of the rules adopted by the Securities and Exchange Commission implementing any such provision; or

g.
Intentionally, recklessly or negligently violated any statute, rule or regulation under federal or state securities or banking laws that is materially injurious to the Company’s (or an Affiliate’s) financial condition or business reputation.

No act or failure to act on the part of Participant will be deemed “intentional” if it was due primarily to an error in judgment or negligence, but will be deemed “intentional” only if done or omitted to be done by Participant not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company (or an Affiliate).

2.4 Change in Control means, and shall be deemed to occur, upon a Change in Ownership, a Change in Effective Control, or a Change in Ownership of Substantial Assets; for this purpose:

a.
A “Change in Ownership” means that a person or group acquires, directly or indirectly in accordance with Code Section 318, more than 50% of the total fair market value or total voting power of the stock of the Company, including for this purpose capital stock previously acquired by such person or group; provided, however, that a Change in Ownership shall not be deemed to occur hereunder if, at the time of any such acquisition, such person or group owns more than 50% of the aggregate fair market value or voting power of the Company’s capital stock.

b.
A “Change in Effective Control” means that (i) a person or group acquires (or has acquired during the immediately preceding 12-month period ending on the date of the most recent acquisition by such person or group), directly or indirectly in accordance with Code Section 318, ownership of the capital stock of the Company possessing 35% or more of the total voting power of the Company, or (ii) a majority of the members of the Board of Directors of the Company is replaced during any 12-month period, whether by appointment or election, without endorsement by a majority of the members of the Board prior to the date of such appointment or election.

c.
A “Change in Ownership of Substantial Assets” means that any person or group acquires (or has acquired during the immediately preceding 12-month period ending on the date of the most recent acquisition) assets of the Company with an aggregate gross fair market value of not less than 40% of the aggregate gross fair market value of the assets of the Company immediately prior to such acquisition. For this purpose, gross fair market value shall mean the fair value of the affected assets determined without regard to any liabilities associated with such assets.

The Board of Directors shall determine and certify, in a manner consistent with the provisions of Code Section 409A, whether a Change in Control has occurred hereunder.

2.5 Code means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.6 Committee means the Compensation Committee of the Board.

        2.7 Disability means that an Employee, by reason of a medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of at least 12 months, is unable to engage in any substantial gainful activity or receives income replacement benefits for a period of at least three months under a separate disability or accident and health plan maintained by the Company or an Affiliate. The Committee shall determine whether a Participant has incurred a Disability as defined herein.

2.8 Employee means a common law employee of the Company or an Affiliate, but excluding individuals who are classified by the Company as leased or otherwise employed by a third party, independent contractors or intermittent or temporary employees, even if such classification is modified by audit, administrative proceeding, litigation or otherwise. In addition, service solely as a director of the Company or Britton & Koontz Bank, N.A. shall not cause a director to be considered an Employee hereunder.

2.9 Exchange Act means the Securities Exchange Act of 1934, as amended, including any rule, regulation, or interpretation promulgated thereunder.

2.10 Fair Market Value means, as of a relevant date, the value of a share of Common Stock determined as follows: (i) the closing sales price of Common Stock as reported on the NASDAQ Capital Market (or such other exchange or reporting system on which the Common Stock may be listed or traded) on such relevant date or, if no Common Stock is traded on such date, the next preceding date on which Common Stock was so traded, or (ii) if Common Stock is not so traded or listed, Fair Market Value shall be determined by the Committee in accordance with the provisions of Code Section 409A.

2.11 Incentive means a right to purchase or receive shares of Common Stock or cash in accordance with the terms of this Plan. An Incentive may be granted in the form of Options or Restricted Stock, or a combination thereof.

2.12 Incentive Agreement means a written agreement between the Company and a Participant evidencing the grant or award of an Incentive hereunder.

2.13 Incentive Stock Option or ISO means an option that is designated in an Incentive Agreement as such and meets the requirements of Code Section 422.

2.14 Nonqualified Option means an option to purchase shares of Common Stock that is not an Incentive Stock Option.

2.15 Option means an Incentive Stock Option or a Nonqualified Option.

2.16 Participant means an Employee who is granted or awarded an Incentive under this Plan.

2.17 Performance Objectives means performance criteria designated by the Committee to be achieved during a designated period (a “Performance Cycle”). Such objectives may relate to the business and affairs of the Company, an Affiliate, a division, department, unit or profit center of the Company or an Affiliate, including, without limitation, the attainment of goals related to the Company’s earnings per share, return on equity, return on investment, return on or growth in income (whether gross or net), market share, appreciation in the price of Common Stock, return on assets, operating income, efficiency ratio, non-interest revenue growth, the implementation of strategic initiatives, customer satisfaction, economic value added, operating performance and/or the return on capital compared to the cost of such capital. Performance Objectives may be imposed with respect to any Participant or group of Participants or Employees and may be determined with respect to the performance of the Company or one or more Affiliates or such performance compared to a designated peer group.

2.18 Restricted Stock means shares of Common Stock that are transferred or sold by the Company to a Participant subject to restrictions on transfer or forfeiture restrictions.

2.19 Retirement means that a Participant has ceased to be employed by the Company and its Affiliates (a) other than on account of Cause, and (b) on or after the attainment of age 55 and the completion of not less than seven years of service with the Company and its Affiliates.

ARTICLE III ADOPTION; RESERVATION OF SHARES; ADJUSTMENT; LIMITS

3.1 Adoption; Effective Date. This Plan shall be effective as of the date on which it is approved by the shareholders of the Company (the “Effective Date”); provided, however, that if such approval is not obtained on or before the first anniversary of the date on which the Plan is adopted by the Board, Incentive Stock Options shall not be granted hereunder.

3.2 Number and Type of Shares. Not more than an aggregate of 115,000 shares of Common Stock shall be granted, awarded or issued under the Plan, such amount consisting of an aggregate of 28,663 shares first reserved hereunder and 86,337 shares attributable to the Prior Plan. Common Stock issued in connection with the grant or award of an Incentive hereunder may be authorized but unissued shares, shares held as treasury shares or shares acquired on the open market or through private purchase.

3.3 Determination of Available Shares. For the purpose of determining the total number of shares of Common Stock available hereunder, from time to time:

a.	The number of shares of Common Stock available for grant, award or issuance hereunder shall be reduced by the number of shares actually granted, awarded or issued;

b.
The number of shares of Common Stock available hereunder shall be increased by the number of such shares covered by Incentives that expire unexercised, are not earned or that are canceled, forfeited, expired or otherwise lapse for any reason or that are exchanged for other forms of Incentives; and

c. The number of shares of Common Stock available hereunder shall be increased by the number of shares tendered to the Company in satisfaction of the exercise price of an Option or the satisfaction of tax withholding obligations, as the case may be.

3.4 Adjustment. In the event of any merger, consolidation or other reorganization of the Company, there shall be substituted for the shares of Common Stock then subject to the Plan or an Incentive granted or awarded hereunder the number and kind of shares of stock or other securities to which the holders of Common Stock are entitled in such transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Company does not receive consideration, the number of shares of Common Stock then subject to the Plan or a grant or award hereunder shall be substituted or adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such transaction, substitution or adjustment, the exercise price of any Option, the Performance Objectives applicable to any Incentive and the number of shares of Common Stock issuable pursuant to any Incentive shall be adjusted to the extent necessary to prevent dilution or enlargement.

       3.5 Individual Limitations. Notwithstanding any provision of this Plan to the contrary:

a.	In no event shall more than 20% of the shares reserved for issuance hereunder be granted to an individual Participant in the form of Options in any year; and

b.
In no event shall Incentives granted or awarded to an individual Participant in any year exceed 300% of such Participant’s aggregate cash compensation payable with respect to such year; the value of Restricted Stock shall be its Fair Market Value on the date of award and the value of Options shall be determined using the Black-Sholes method as of the date of grant or such other method or methods as the Committee determines are appropriate.

ARTICLE IV PARTICIPATION

4.1 Eligibility. Employees of the Company or any Affiliate shall be eligible to receive Incentives hereunder when designated by the Committee. Employees may be designated for participation individually or by groups or categories, in the discretion of the Committee.

4.2 No Continued Employment. No Participant shall have any right to continue in the employ of the Company or an Affiliate for any period of time or any right to continue his or her present or any other rate of compensation on account of the grant or award of an Incentive or the issuance of Common Stock hereunder.

ARTICLE V ADMINISTRATION OF PLAN

5.1 Committee Power and Authority. The Committee shall administer this Plan and any grant or award hereunder. In connection therewith, the Committee shall possess the discretionary power and authority to: (a) designate Participants hereunder, (b) grant or award Incentives under the Plan, including the determination of the terms and conditions thereof, (c) construe and interpret the provisions of the Plan and any form or agreement related thereto, (d) establish and adopt rules, regulations, and procedures relating to the Plan or any Incentive hereunder, including, without limitation, procedures for the crediting of periods of employment with an Affiliate and/or during any period of part-time employment, (e) interpret, apply and construe such rules, regulations and procedures, and (f) make any other determination which it believes necessary or advisable for the proper administration of the Plan.

Grants, awards, decisions, interpretations, and actions of the Committee and the Board of Directors concerning matters related to the Plan shall be final and conclusive on the Company and its Affiliates and Participants and their beneficiaries or heirs. Grants, awards, decisions, and interpretations may be made selectively among Participants who receive or are eligible to receive Incentives hereunder, without regard to uniformity and whether or not such Participants are similarly situated.

5.2 Board of Directors; Delegation of Authority. The Board of Directors may act in lieu of the Committee hereunder and, when so acting, shall possess the power and authority granted to the Committee herein. The Committee or the Board, as the case may be, may delegate such ministerial or administrative duties to the appropriate officers of the Company, as necessary or appropriate, provided that any such delegation shall not violate applicable law or stock exchange rules.

5.3 Indemnification. The Company shall indemnify and hold harmless the members of the Committee and Employees or officers of the Company or an Affiliate performing services on behalf of the Committee against any liability, cost or expense arising as a result of any claim asserted by any person or entity under the laws of any state or of the United States with respect to any action or failure to act of such individuals taken in connection with the Plan, except claims or liabilities arising on account of the willful misconduct or bad faith of any such individual.

ARTICLE VI OPTIONS

6.1 Grant of Options. The Committee may grant Options to such Participants as it may designate, from time to time, subject to the following terms and conditions:

a.	The per share exercise price of an Option granted hereunder shall not be less than Fair Market Value, determined as of the date on which such Option is granted.

b.	The number of shares of Common Stock subject to an Option shall be designated by the Committee at the time of grant.

c.	The term of each Option shall be determined by the Committee, but shall not be longer than 10 years, measured from the date of grant.

d.	The exercise of an Option granted hereunder shall be subject to such Performance Objectives, service vesting or other exercise or forfeiture conditions as the Committee deems appropriate.

6.2 Incentive Stock Options. In addition to the provisions of Section 6.1 hereof, Incentive Stock Options shall be subject to the following additional terms and conditions:

a.
No ISO shall be granted to any Participant if the aggregate Fair Market Value of Common Stock with respect to which ISOs are first exercisable during any calendar year (under this Plan and any other plans of the Company and its Affiliates) exceeds $100,000. If and to the extent such Fair Market Value exceeds $100,000, ISOs in excess of such limit shall be recharacterized as Nonqualified Options, without the necessity of further action.

b.
No ISO shall be granted to any Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless the exercise price of such ISO is not less than 110% of the Fair Market Value of Common Stock, determined as of the date of grant.

If and to the extent any Incentive Stock Option granted hereunder fails to satisfy the requirements of Code Section 422, whether at the time of grant or exercise, the affected portion of such Option shall be deemed recharacterized as a Nonqualified Option without necessity of further action.

6.3 Manner of Exercise; Issuance of Common Stock. An Option granted hereunder shall be exercised, in whole or in part, by providing notice to the Committee, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in the form of cash (including cash equivalents), by delivery of shares of Common Stock held by the Participant, by a combination thereof or in such other manner as may be authorized, from time to time, by the Committee. Common Stock tendered in payment of the option price shall be valued at Fair Market Value as of the date of exercise.

A Participant may exercise Options and contemporaneously sell shares of Common Stock acquired thereby pursuant to a brokerage or similar arrangement, approved in advance by the Committee, provided that the proceeds thereof are applied to the payment of the purchase price of the shares and, as to any Participant subject to Section 13(k) of the Exchange Act, the use of such arrangement, in the opinion of counsel to the Company, is permitted under applicable law.

     As soon as practicable after the receipt of written notification and exercise and payment of the option price in full, including the payment of any taxes required to be withheld in connection with such exercise, the Committee shall cause the Company to deliver to the Participant, registered in the Participant’s name (or in the name of such other person as the Participant may designate), certificates representing shares of Common Stock in the appropriate amount. Such shares may be subject to such terms, conditions and limitations, if any as the Committee determines are appropriate.

6.4 Effect of a Severance of Employment. Unless the terms of an Incentive Agreement provide otherwise:

a.
If a Participant’s employment with the Company and its Affiliates ceases on account of his or her Disability, involuntary termination, other than for Cause, death or Retirement, Options granted hereunder remain exercisable in accordance with their terms during the 180-day period following the date of such cessation.

b.
If a Participant’s employment with the Company and its Affiliates is involuntarily terminated on account of Cause or he or she voluntarily terminates his or her employment, Options granted hereunder, whether or not then vested, shall be deemed expired and forfeited, without the requirement of notice or the payment of compensation.

6.5 Rights as Stockholder. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a Participant shall have no rights as a stockholder with respect to the shares subject to such Option.

ARTICLE VII RESTRICTED STOCK

7.1 Limitation on Award. Notwithstanding any provision of the Plan to the contrary, not more than one-third of the aggregate number of shares of Common Stock available hereunder shall be awarded in the form of Restricted Stock.

7.2 Award. The Committee may award shares of Restricted Stock to such Participants as it may designate, from time to time, subject to the following terms and conditions:

a.	The number of shares of Common Stock to be transferred or sold by the Company to a Participant as Restricted Stock shall be determined in the discretion of the Committee at the time of award.

b.
The Committee shall determine the price, if any, at which shares of Restricted Stock shall be transferred or sold, which may vary from time to time and which may be below the Fair Market Value of such shares as of the date of sale.

c.
Shares of Restricted Stock awarded hereunder shall be subject to such terms, conditions and restrictions for such period or periods as the Committee, in its discretion, may determine, including, without limitation, restrictions on transfer or other disposition, forfeiture provisions, service-based vesting requirements and/or restrictions based upon the achievement of Performance Objectives (a “Forfeiture Restriction”).

7.3 Enforcement of Restrictions. To enforce any Forfeiture Restriction imposed pursuant to Section 7.2 hereof, each certificate issued with respect to an award of Restricted Stock hereunder shall bear such legends as the Committee, in its sole discretion, shall deem necessary or appropriate. The Committee may additionally require that shares of Restricted Stock registered in the name of the Participant be deposited, together with a stock power endorsed in blank, with the Company pending the lapse of some or all of the restrictions.

        7.4 Lapse of Restrictions. Subject to Section 9.6 hereof, upon the lapse or expiration of any Forfeiture Restriction imposed hereunder, the Company shall deliver to each affected Participant a certificate representing the number of shares of Common Stock with respect to which the expiration or lapse has occurred, free of all restriction or subject to such additional terms, conditions and restrictions as the Committee deems appropriate.

7.5 Shareholder Rights. Subject to any restrictions or limitations imposed by the Committee, each Participant receiving an award of Restricted Stock hereunder shall have the full voting rights of a shareholder with respect to such shares during any period in which the shares are subject to Forfeiture Restriction. During the period of any Forfeiture Restriction, dividends paid in cash or property with respect to the underlying shares of Common Stock shall be paid to the Participant currently, accrued by the Company as a contingent obligation or converted to additional shares of stock, in the discretion of the Committee.

7.6 Effect of a Severance of Employment. Unless the Committee otherwise provides in an Incentive Agreement, if a Participant’s employment with the Company and its Affiliates ceases:

a.
Involuntarily, on account of Cause, or voluntarily, he or she shall forfeit any shares of Restricted Stock then subject to Forfeiture Conditions, without the requirement of notice or the payment of compensation; or

b.
Involuntarily without Cause or on account of Retirement, Disability or death, Forfeiture Restrictions then imposed shall be deemed satisfied and lapsed as to the number of shares of Restricted Stock then subject to such restrictions multiplied by a fraction (a) the numerator of which is the number of days in the service or performance period applicable to such shares, and (b) the denominator of which is the total number of days in the service or performance period.

ARTICLE VIII PERFORMANCE OBJECTIVES

As to any Participant, the Committee, in its discretion, may impose Performance Objectives as a condition of the grant or award of any Incentive hereunder, such objectives to be achieved during the Performance Cycle. The Committee shall establish Performance Objectives at the time of grant or award or annually during the term of such grant or award. Once established, Performance Objectives may be changed, adjusted, or amended during the Performance Cycle, in the discretion of the Committee. The Committee may waive all or any portion of the Performance Objectives during or after the term of any grant or award hereunder on account of a change in circumstances. All such Performance Objectives shall be evidenced by written agreement.

At the conclusion of the term of an affected Incentive or any Performance Cycle, the Committee shall determine the portion of such grant or award that shall be deemed free of restriction on account of the attainment of Performance Objectives. The Committee shall notify each affected Participant as to whether the Performance Objectives have been achieved, in whole or in part, and the number of shares of Common Stock free of restriction on account of the attainment of such objectives.

ARTICLE IX MISCELLANEOUS

9.1 Amendment and Termination. The Board of Directors may amend or terminate this Plan, in whole or in part, at any time, provided that (a) to the extent that shareholder approval is required under applicable federal or state law, regulation, or stock exchange rules, such action shall be effective only upon the approval of the Company’s shareholders, and (b) no such amendment shall materially impair the terms and conditions of any Incentive, without the prior written consent of each affected Participant.

Unless earlier terminated as provided herein, the Plan shall remain in effect until all Incentives granted or awarded have been satisfied by the issuance of shares of Common Stock or such Incentives have expired, been forfeited, lapsed or otherwise extinguished.

9.2 Transferability of Incentives. No Incentive granted hereunder shall be transferred, pledged, assigned, hypothecated, alienated or otherwise encumbered or sold by the holder thereof, whether by operation of law or otherwise, and whether voluntarily or involuntarily (except in the event of the holder’s death by will or the laws of descent and distribution) and neither the Committee, the Board, nor the Company shall be required to recognize any attempted assignment of such rights by any Participant. During a Participant’s lifetime, an Incentive may be exercised only by the Participant or by the guardian or legal representative of such person.

9.3 Withholding. The Company shall have the right to withhold from any payment made under the Plan, or to collect as a condition of any such payment, any taxes required by law to be withheld. In addition to cash payment a Participant may satisfy this obligation, in whole or in part, directing the Committee to withhold from any amount otherwise due him by the Company or its Affiliates or by tendering to the Company shares of previously acquired Common Stock or by such other means as the Committee may, from time to time, permit.

9.4 Lapse of Restrictions Upon Change in Control. Unless otherwise provided by the Committee in an Incentive Agreement, in the event of a Change in Control (a) any Forfeiture Restrictions then applicable to shares of Restricted Stock shall be deemed lapsed and satisfied and such shares shall be distributed free of such restriction, and (b) Options shall be deemed fully vested and shall be and remain exercisable during the six-month period following such change or such longer period permitted under an individual grant (but in no event shall an Option be exercisable more than 10 years after its date of grant).

9.5 Incentive Agreements. The terms of each Incentive granted or awarded hereunder shall be evidenced by an agreement between each Participant and the Company setting forth the terms and conditions applicable to such Incentive; such agreement shall be made in writing or by such electronic means as the Committee or the Board deems appropriate.

9.6 Additional Legal Requirements; Legends. The obligation of the Company or any of its Affiliates to deliver Common Stock to any Participant hereunder or to deliver such stock free of restriction shall be subject to all applicable laws, regulations, rules and approvals deemed necessary or appropriate by the Committee or the Board. Certificates for shares of Common Stock issued hereunder may be legended, as the Committee or the Board shall deem appropriate.

9.7 Governing Law. The Plan and any Incentive granted or awarded hereunder shall be governed by the laws of the State of Mississippi.

9.8 Other Benefits. Incentives granted to a Participant under the terms of the Plan shall not impair or otherwise reduce such Participant’s compensation, life insurance or other benefits provided by the Company or its Affiliates; provided, however, that the value of Incentives shall not be treated as compensation for purposes of computing the value or amount of any such benefit.

9.9 Binding Effect. This Plan, including any Incentive granted or awarded hereunder, shall be binding upon and insure to the benefit of the Company, its successors and assigns.

THIS 2007 LONG-TERM INCENTIVE COMPENSATION PLAN was approved by the Board Directors of the Company on February 20, 2007, to be effective upon the date determined in accordance with Section 3.1 hereof.

BRITTON & KOONTZ CAPITAL
CORPORATION

       /s/ W. Page Ogden
     __________________________
By:    W. Page Ogden
                                Its:     President and Chief Executive Officer

PROXY          PROXY

BRITTON & KOONTZ CAPITAL CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2007

The undersigned hereby appoints Lane S. Feltus, C. H. Kaiser, Jr. and A. Duncan McFarlane, or any one of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Britton & Koontz Capital Corporation (the “Company”) held of record by the undersigned as of March 9, 2007, at the 2007 Annual Meeting of Shareholders of the Company to be held on April 24, 2007, or any adjournment(s) or postponements thereof (the “Annual Meeting”). The proxies are authorized to vote all shares of stock in accordance with the following instructions and with discretionary authority upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

I acknowledge receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

(Continued and to be signed on reverse side)

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here:  █

(1) PROPOSAL NO. 1 - TO ELECT THREE CLASS II DIRECTORS

࿇ FOR ALL NOMINEES:

W.W. Allen, Jr.
Craig A. Bradford, D.M.D.
Vinod K. Thukral, Ph.D.

࿇ WITHHOLD AUTHORITY FOR ALL NOMINEES

࿇ FOR ALL EXCEPT (See instructions below)

○ W. W. Allen, Jr.
○ Craig A. Bradford, D.M.D.
○ Vinod K. Thukral, Ph.D.

INSTRUCTION: To withhold authority to vote for any individual nominee in Proposal No. 1, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

(2) PROPOSAL NO. 2 - ADOPTION OF THE BRITTON & KOONTZ CAPITAL CORPORATION 2007 LONG-TERM INCENTIVE COMPENSATION PLAN

࿇ FOR

࿇ AGAINST

࿇ ABSTAIN

(3) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The Board of Directors unanimously recommends that you vote “FOR” the nominees listed in Proposal No. 1, and “FOR” Proposal No. 2.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, the proxy holders will exercise their discretionary authority to vote your shares FOR the nominees listed at left and FOR Proposal No. 2. The proxy holders designated on the reverse side will vote in their discretion on any other matter that may properly come before the Annual Meeting.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

                                                           Date: _________________________
Signature of Shareholder
                    Date:________________________
Signature of Shareholder

NOTE: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in the full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person(s).